UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2012

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Absolute Return Fund
(Class I Shares: PSQIX)
 (Class A Shares: PSQAX)

ANNUAL REPORT
April 30, 2012

Table of Contents

Shareholder Letter	1
Fund Performance and Summary	10
Schedule of Investments	11
Statement of Assets and Liabilities	45
Statement of Operations	47
Statement of Changes in Net Assets	48
Statement of Cash Flows	49
Financial Highlights	50
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	66
Supplemental Information	67
Expense Example	69

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Absolute Return Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

2012 Annual Shareholder Report

Palmer Square Absolute Return Fund

April 2012

Dear Shareholder:

The Palmer Square Absolute Return Fund (the “Fund”) returned -3.00% for the period from inception of 5/17/2011 through 4/30/2012 outperforming its benchmark, the HFRX Global Hedge Fund Index (which declined -4.75%). During that same period, we are pleased to report that the Fund’s volatility (as defined by standard deviation†) was 4.18% and beta†  to the S&P 500 was 0.12. We will provide greater detail on performance later in our shareholder letter.

The Palmer Square Absolute Return Fund is a multi‐strategy mutual fund that currently allocates capital to ten (10) institutional‐quality hedge fund managers. The Fund has no incentive fees†, daily liquidity, transparency, and a 1099 for tax purposes. The underlying Sub-Advisors, all of whom have long track records of managing hedge fund strategies through market cycles, manage separate accounts owned by the Fund which are bank-custodied. Palmer Square and its Chief Investment Officer, Angie K. Long, have the benefit of daily position-level transparency when allocating capital and managing risk.

Market  Viewpoint / Outlook

When Palmer Square launched the Fund almost one year ago prior to the summer of 2011, the European debt crisis was just beginning to become problematic. Since then, the market has had some unusual volatility and has truly been a tale of two periods: May17th to December 31st,
2011 and January 1st to April 30th, 2012. We will describe both periods below:

Risk-On, Risk-Off: May 17th – December 31st, 2011

Generally, 2011 was an extremely difficult year for active investors. Investors remained concerned about a European sovereign debt and banking crisis, the possibility of a recessionary US and global economy, and a China slowdown. In addition, in the second half of 2011, investors worried that a Lehman-like bank failure in Europe could ignite a repeat of the crisis of 2008. Rumors spread that many banks were having liquidity crisis. It seemed that every single news item coming out of Europe, regardless of importance, moved the market in a binary fashion. When the dust settled, despite a barrage of bad news in the second half of 2011, the S&P 500† ended the period from 5/17/2011 to 12/31/2011 at -4.06%. Most foreign indices declined 10-20%. The MSCI World Index (ex-US)†  lost -14.95%.

† See 'Notes' page for term definitions.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarecap.com	1

While it’s difficult to properly capture the unusual trading patterns and record high stock correlations that occurred in the second half of 2011, Grant’s Interest Rate Observer’s December issue cited an interesting statistic which comes close: in the entire history of the S&P 500, there has never been a day when all 500 stocks in the index have gone up or all 500 have gone down. However, there have been 11 days when 490-plus stocks all moved in the same direction on a given day. Of those 11 instances in the entire history of the index, six have occurred between July 2011 and December 2011.

You can also illustrate how challenging an environment 2011 presented by analyzing the price chart for the S&P 500 (Exhibit 1 below). In the 1st half of 2011, the markets were relatively trendless as ‘risk-on’, ‘risk-off’ ensued and stock correlations reached all-time highs (e.g., north of 80%). Many analysts believe policy and politics drove investment returns as opposed to fundamentals. In the second half of 2011, the environment was even less hospitable and extremely volatile. Most investable trends lasted less than a week in duration and politics, policy, and intervention continued to drive market returns.

Exhibit 1 – S&P 500 Daily Price Chart for 2011

Amid record high stock correlations and unprecedented government/monetary policy intervention, many alternative investment managers found it impossible to discern investable trends while simultaneously protecting capital and maintaining low volatility. As a result, most hedge fund strategies suffered causing managers to miss their overall benchmarks. Below is a bar chart illustrating the returns of the various hedge fund indices for 2011. We’ll discuss hedge fund returns for 2011 in detail later in our year-end report; however, Exhibit 2 clearly shows that 2011 was an unusually bad year for strategies that have historically generated strong risk- adjusted returns with low correlation and volatility to the traditional indices (Exhibit 3 below).

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarecap.com	2

Exhibit 2 – Hedge Fund Industry Returns

Exhibit 3 – Historic Risk/Return  - January 1, 2000 to December 31, 2011

All’s Clear or Is It?: January 1st – April 30th, 2012

Certainly, the most positive development for the first four months of 2012 has been the increasing equity values across all sectors and the relative stability we have seen in the equity markets. The S&P 500 and MSCI Global (ex-US) increased 11.88% and 8.74% respectively on the back of strong data and increased consumer confidence. For most investors, the story ends there! For investors such as Palmer Square that invest in hedge fund strategies in a multi-strategy format, the 2012 story had much more depth than just rising equity values.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarecap.com	3

More specifically, the two most significant factors that pressured hedge fund strategies in 2011, record high stock correlations and high asset correlations, have begun to decline in 2012 creating what we see as a timely opportunity to invest in multi-strategy funds as a core piece of a diversified portfolio. We will describe each of those multi-strategy fund related developments below.

According to recent JPMorgan research released in the first quarter, we are currently witnessing the largest drop in realized correlation in the history of US markets. Reduced correlations (i.e., stocks do not move similarly up and down) should provide highly-skilled alternative investment managers with a unique opportunity to profit from choosing high quality stocks/bonds ‘long’ that they believe will increase in value and ‘selling short’ stocks/bonds they think will decline in value. Additionally, Palmer Square believes that asset correlation has started a downward trend. In 2011, it seemed like every news item from government and monetary authorities regarding Europe’s debt problem appeared to move entire asset classes either ‘up or down’ in value. Recent announcements regarding Europe, however, have not had as much of an effect on markets. Investable trends both long and short across asset classes appear to have returned. Given that multi-strategy funds invest across multiple asset classes including stocks, bonds, currencies, and commodities, we believe they are well-positioned to not only protect capital on the downside, but also participate well on the upside.

Performance Discussion

The Palmer Square Absolute Return Fund (the “Fund”) returned -3.00% for the period from inception of 5/17/2011 through 4/30/2012 outperforming its benchmark, the HFRX Global Hedge Fund Index (which declined -4.75%). During that period, we are pleased to report that the Fund’s volatility (as defined by standard deviation) was 4.18% and beta to the S&P 500 was 0.12. The various performance periods for the Fund and the HFRX Global Hedge Fund Index are listed below. We provide return as well as key risk metrics.

From a risk standpoint since inception, we are very pleased as we have remained within the low end of our typical beta (e.g., 0.1 to 0.25) and volatility ranges (e.g., 5-7%) despite what has been an unusually volatile market since launching the Fund.

Performance	Fund inception 5/17/2011
			HFRXGlobal
No Load	PSQIX	PSQAX	HF Index
Month (Apr)	-0.21%	-0.31%	0.12%
3 MO	1.25%	1.15%	1.52%
6 MO	1.46%	1.15%	1.94%
YTD 2012	1.89%	1.68%	3.27%
ITD	-3.00%	-3.30%	-4.75%
St Dev	4.18%	4.27%	3.65%
Beta to S&P 500	0.12	0.12	-

Maximum Sales Load (A Share)
Month (Apr)	-	-6.03%	0.12%
3 MO	-	-4.64%	1.52%
6 MO	-	-4.64%	1.94%
YTD 2012	-	-4.16%	3.27%
ITD	-	-8.86%	-4.75%

The since inception  cumulative  total return for the Palmer Square Absolute  Return Fund as of March  31, 2012  was -2.80% for the Class I share and -3.00%  for the Class A share excluding  the maximum   sales load, -8.58% for the class A share including  the maximum   sales load and -4.86% for the HFRX Global  Hedge  Fund Index.

Data as of 04/30/2012. Beta and standard deviation are measured from PSQIX /PSQAX inception, 5/17/11.

Class I shares – Annual  Expense Ratio:  Gross 2.81% / Net 2.52%.   Ratio after fee waiver and/or expense reimbursement (less 0.27%  excluded expenses): 2.25%.   Class A shares – Annual  Expense Ratio: Gross 3.06%  / Net 2.77%.   Ratio after fee waiver and/or expense reimbursement  (less 0.27% excluded expenses): 2.50%.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarecap.com	4

From a return standpoint since inception, we are also pleased with our consistent monthly results with the exception of August 2011 (which we will address as we believe that month’s performance was an outlier). On a 3 month and 6 month basis ended 4/30/2012, the Fund increased +1.25% and +1.46% in a relatively uncertain market. We achieved consistent returns as we have focused a substantial portion of the portfolio on (a) high cashflow generating strategies and (b) short-term catalyst driven strategies. The Fund’s high cashflow generating credit strategies not only have a lower beta component, but also the cashflow provides consistent returns to offset mark to market volatility. With regard to the short-term catalyst driven strategies, while having directional exposures (both long and short), those strategies are primarily driven by short-term catalysts, such as earnings, that have provided consistent returns even as the general market has fluctuated between risk-on and risk-off. In contrast to the consistent returns, in August 2011, we lost -4.39%. Our loss occurred primarily due to one factor: lack of manager diversification (we had not yet added three key strategies: short duration high yield; long/short equity (short term catalyst driven) and a negatively correlated currency strategy). As a result, the Fund had too much directional international equity exposure and our international long/short manager contributed -2.50% of the Fund’s loss that month, as international markets (most specifically, Germany and Korea) declined 19% and 12% respectively. Going forward, we are confident that the Fund will continue to produce consistent risk-adjusted returns similar to our most recent three and six month results as we now have ten (10) well-diversified sub-advisors and over 40% of our portfolio is allocated to cash flow-generating credit strategies, which offer attractive yield and potential price appreciation. As of 4/30/2012, assets in the Fund totaled $132.4 million.

Below we provide the performance attribution by strategy for the relevant periods. Since inception, credit-related strategies (e.g., opportunistic credit, convertible bond arbitrage, and high yield credit) were the largest positive contributors at 1.21%. More specifically, the Fund benefited from relative value credit trades, short duration high yield bond positions, and mid-cap convertible bonds. From an asset allocation standpoint, in October 2011, Palmer Square tactically added a new sub-advisor who we believed could take advantage of an opportunity we saw in short duration high yield credit. The Fund’s timely allocation to credit, at a time when spreads had widened significantly, produced our largest positive contribution.

Performance Attribution by Strategy1

	Month (Apr)	3 Month	6 Month	YTD 2012	Inception to Date
Opportunistic Credit	0.00%	0.51%	0.86%	0.96%	0.15%
Convertible Bond Arbitrage	0.03%	0.16%	0.23%	0.27%	0.11%
High Yield Credit	0.15%	0.34%	0.76%	0.57%	0.95%
Long/Short Equity	-0.02%	0.47%	1.02%	0.61%	-0.07%
Event Driven	-0.04%	0.12%	0.16%	0.21%	-0.14%
Global Macro	-0.18%	-0.12%	-0.27%	-0.24%	-0.23%
Long/Short International	-0.01%	0.06%	-0.30%	0.05%	-2.23%
Global Currency Alpha	0.08%	-0.06%	-0.46%	-0.28%	-0.53%
Total	0.00%	1.48%	2.01%	2.15%	-2.00%

(1)  Performance is net of sub-advisor management fees, and custodial and prime brokerage fees.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarecap.com	5

Our largest negative contributors since inception include international long/short equity as described above and global macro/currency. As expected, in a rising equity bull market like we have witnessed recently, negatively correlated, more bearish strategies such as global macro and currency tend to underperform. It is important to note, however, that our global macro strategy produced alpha during one of the most difficult periods recently, August 2011 and September 2011, as portfolio themes such as China Slowdown and European Distress were keenly positioned in that environment. We remain very confident in our global macro strategy and its positioning.

Portfolio Positioning

The pie chart above illustrates the Fund’s allocation as of 4/30/2012. Our largest three strategy buckets are: credit-related, equity-related, and global macro.

As shown above, credit-related strategies (e.g., opportunistic credit, convertible bond arbitrage, and high yield credit) continue to be the Fund’s largest allocation at 43% collectively. The Palmer Square team continues to believe in credit given not only our team’s experience in the space, but also, the belief that credit continues to offer a huge opportunity.  While equities generally rallied over the last four months, credit continued to lag showing little appreciation since mid-February. For an example, high yield credit has underperformed on a relative basis and is pricing in a greater probability of an economic slowdown. We strongly believe that our credit positions will provide better downside protection in a slowdown (at these levels it has already priced in greater defaults than an average recession) as compared to equity markets which, as of 4/30/2012, have become more fairly valued. In addition, we believe many areas of credit can materially participate in an upside equity market. During the first quarter as well as the start of the second quarter, we have allocated new capital to total return high yield plays (both long and short), structured credit, and convertible bond arbitrage.

Second, we continue to be excited about the positioning of our long/short and event-driven equity managers. Given the equity market rally over the first four months of 2012, and the fact that stock correlations have declined, our managers are not only finding high quality long positions, but are also locating strong short position candidates. We feel very comfortable with the positioning across our equity book.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarecap.com	6

Finally, our global macro allocation has remained relatively unchanged over time as we have rebalanced monthly and believe in the overall alpha generation and risk mitigation of these negatively correlated strategies. More specifically, we primarily have four themes present within global macro: ‘China Slowdown’ which is played by being short Australia and Korea; ‘Global Rising Interest Rates’ played by investing in interest rates options and/or short bond positions across France, Belgium, Mexico, Japan, and the United States; ‘Emerging Markets and European Credit Re-pricing’; and finally, ‘G-20 Currency Positions’.

Please note that all of the data highlighted above is dollar allocation by strategy. From a market exposure standpoint, net market exposure (notionally adjusted for derivatives) as of 4/30/2012 was 31%.

In summary, we believe the Fund is well positioned with diverse exposure to key themes and hedged strategies across credit (both corporate and sovereign), equity, and global macro that could benefit regardless of the market environment.

Thank you for the continued trust, support, and confidence in our team.

Sincerely,

Palmer Square Capital Management Investment Team
816.994.3200
investorrelations@palmersquarecap.com

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarecap.com	7

Notes

This report is limited to the dissemination of general information  pertaining to Palmer Square Capital management’s services and general economic market conditions. The information  contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational  purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information  about Palmer Square, including  fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www. adviserinfo.sec.gov).  Please read the disclosure statement carefully before you invest or send money.

Past performance does not guarantee future results. Absolute return funds are not designed to outperform stocks and bonds in strong markets. Techniques used are intended to reduce risk and volatility, seeking to provide protection in a down market. Asset allocation decisions may not always be correct and may adversely affect Fund performance.

Derivatives can be highly volatile and may have the potential for unlimited loss. The use of leverage may magnify losses. A security which was liquid when purchased may subsequently become illiquid. Credit default swaps and related instruments are derivatives used for hedging against a credit default and may involve greater risks than if the Fund invested in the referenced obligation  directly. Short sales may be considered speculative and it may be difficult  to purchase securities to meet delivery obligations. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment. Event-driven strategies are speculative, which may result in a new less valuable security (or derivative) and are subject to the risk of complete loss of value. Foreign investments present additional risk due to currency fluctuations,  economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility,  management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk.

The Fund may have a high portfolio turnover which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders. It may be more expensive to invest in an ETF or mutual fund rather than owning the portfolio securities of these investment vehicles directly and may involve duplication of advisory fees and certain other expenses. Diversification does not ensure increased returns or decreased risk. The Fund is new, with no operating history.

The views expressed are those of the author at the time created. They do not necessarily reflect the views of other persons in the Palmer Square organization. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

Definitions

Beta - Describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0.

Incentive Fee - Fee paid as an incentive to the general partner of a hedge fund or, less frequently, the manager of a mutual fund, the amount of which depends on his/her performance, usually relative to some benchmark index.

Standard Deviation - A statis tic used as a measure of the dispersion or variation in a distribution, equal to the square root of the arithmetic mean of the squares of the deviations from the arithmetic mean.

S&P 500 - An unmanaged capitalization-weighted  index (weighted by the market value of the companies) of 500 stocks listed on various exchanges.

MSCI World Index (ex-US) A market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed  to provide a broad measure of stock performance throughout  the world, with the exception of U.S.-based companies.  The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets.

HFRX Merger  Arbitrage  Index Merger Arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarecap.com	8

institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

HFRX Equity Market  Neutral  Index Equity Market Neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor- based and Statistical Arbitrage/Trading strategies. Factor-based investment strategies include strategies in which the investment thesis is predicated on the systematic analysis of common relationships between securities. In many but not all cases, portfolios are constructed to be neutral to one or multiple variables, such as broader equity markets in dollar or beta terms, and leverage is frequently employed to enhance the return profile of the positions identified. Statistical Arbitrage/Trading strategies consist of strategies in which the investment thesis is predicated on exploiting pricing anomalies which may occur as a function of expected mean reversion inherent in security prices; high frequency techniques may be employed and trading strategies may also be employed on the basis on technical analysis or opportunistically  to exploit new information  the investment manager believes has not been fully, completely or accurately discounted into current security prices. Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

HFRX Convertible Arbitrage Index Convertible Arbitrage includes strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a convertible fixed income instrument. Strategies employ an investment process designed to isolate attractive opportunities between the price of a convertible security and the price of a non-convertible security, typically of the same issuer. Convertible arbitrage positions maintain characteristic sensitivities to credit quality the issuer, implied and realized volatility of the underlying instruments, levels of interest rates and the valuation of the issuer’s equity, among other more general market and idiosyncratic sensitivities.

HFRX Absolute Return Index The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization  process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

HFRX Relative Value Arbitrage  Index Relative Value investment managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively  driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. RV position may be involved in corporate transactions also, but as opposed to ED exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.

HFRX Event Driven Index Event Driven Managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative),  with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

HFRX Macro  Index Macro strategy managers trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom  up theses, quantitative and fundamental approaches and long and short term holding periods. Although some strategies employ RV techniques, Macro strategies are distinct from RV strategies in that the primary investment thesis is predicated on predicted or future movements in the underlying instruments, rather than realization of a valuation discrepancy between securities. In a similar way, while both Macro and equity hedge managers may hold equity securities, the overriding investment thesis is predicated on the impact movements in underlying macroeconomic variables may have on security prices, as opposed to EH, in which the fundamental characteristics on the company are the most significant and integral to investment thesis.

HFRX Global  Hedge  Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Market  Directional  Index The HFRX Market Directional Index is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit higher volatilities and higher correlations to standard directional benchmarks of equity, bond market and hedge fund industry.

HFRX Equity Hedge Index Funds included in the Index include investment managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations, and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%,  and may in some cases be substantially invested in equities, both long and short.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarecap.com	9

Palmer Square Absolute Return Fund
FUND PERFORMANCE AND SUMMARY
As of April 30, 2012

This graph compares a hypothetical $ 10,000 investment in the Fund's Institutional Class shares, made at its inception with a similar investment in the HFRX Global Hedge Index. Results include the reinvestment of all dividends and capital gains.

The HFRX Global Hedge Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, even driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

This index does not reflect expenses, fees or sales charge, which would lower performance.
This index is unmanaged and it is not possible to invest in an index.

Total Returns as of April 30, 2012

Share Class	3 Months	6 Months	Since Inception*
At NAV
Class I	1.25%	1.46%	-3.00%
Class A	1.15%	1.15%	-3.30%
With Maximum Sales Load
Class I	1.25%	1.46%	-3.00%
Class A	-4.64%	-4.64%	-8.86%
HFRX Global Hedge Index	1.52%	1.94%	-4.75%
* Inception date 5/17/2011.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for Class A shares are 3.06% and 2.77%, respectively.  Gross and net expense ratios for the Class I shares are 2.81% and 2.52%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The contractual fee waivers are in effect until May 18, 2012.

The total returns of individual share classes will differ due to varying expenses between the classes.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's total returns reflect payment of the maximum sales charge of 5.75%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

There is no redemption fee for both Class A and Class I shares.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2012

Principal Amount		Value

	BANK LOANS – 0.7%
	Realogy Corp.
$27,278	3.000%, 10/10/2013†	$25,778
837,000	13.500%, 10/15/2017†	859,758

	TOTAL BANK LOANS (Cost $891,547)	885,536

	BONDS – 29.8%
	ASSET-BACKED SECURITIES – 2.3%
2,000,000	LCM LP (Cayman Islands) 4.667%, 7/14/20221, 2, 3	1,637,200
2,038,000	Navigator CDO Ltd. (Cayman Islands) 0.000%, 9/20/20201	1,360,365
		2,997,565
	CORPORATE – 26.2%
95,000	Aeropuertos Argentina 2000 S.A. (Argentina) 10.750%, 12/1/20201, 6	95,000
31,000	Air Lease Corp. 3.875%, 12/1/20182, 4, 6	33,131
500,000	Aircastle Ltd. (Bermuda) 6.750%, 4/15/20171, 2	507,500
250,000	Alliant Techsystems, Inc. 6.750%, 4/1/20161	257,187
300,000	American Petroleum Tankers Parent LLC / AP Tankers Co. 10.250%, 5/1/20151	317,250
400,000	Amsted Industries, Inc. 8.125%, 3/15/20181, 2	432,000
122,000	Amtrust Financial Services, Inc. 5.500%, 12/15/20212, 4, 6	135,725
181,000	Annaly Capital Management, Inc. 4.000%, 2/15/20151, 4, 6	216,295
500,000	Antero Resources Finance Corp. 9.375%, 12/1/20171	548,750
250,000	ARAMARK Corp. 3.966%, 2/1/20151, 3	250,000
500,000	Ashtead Capital, Inc. 9.000%, 8/15/20161, 2	524,375
350,000	Avaya, Inc. 7.000%, 4/1/20191, 2	351,750
46,000	Avis Budget Group, Inc. 3.500%, 10/1/20144	53,073
400,000	Berry Plastics Corp. 5.217%, 2/15/20151, 3	402,000
230,000	Brookdale Senior Living, Inc. 2.750%, 6/15/20184, 6	217,925

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Principal Amount		Value

	BONDS (CONTINUED)
	CORPORATE (CONTINUED)
	BTA Bank JSC
$570,240	10.750%, 7/1/2018†, 5	$119,750
302,428	0.000%, 6/30/2020	27,219
304,088	Burlington Coat Factory Warehouse Corp. 10.000%, 2/15/20191	326,895
300,000	Calpine Corp. 7.250%, 10/15/20171, 2	321,750
250,000	Carriage Services, Inc. 7.875%, 1/15/20151	255,000
400,000	Carrizo Oil & Gas, Inc. 8.625%, 10/15/20181	426,000
500,000	CCO Holdings LLC / CCO Holdings Capital Corp. 7.250%, 10/30/20171	546,250
156,000	Cemex S.A.B. de C.V. (Mexico) 4.875%, 3/15/20154, 6	141,960
250,000	Centene Corp. 5.750%, 6/1/20171	255,312
4,464	CenterPoint Energy, Inc. 0.000%, 9/15/20291, 3, 4, 6	165,168
18,000	Cenveo Corp. 7.000%, 5/15/20172, 4, 6	17,708
37,000	Chart Industries, Inc. 2.000%, 8/1/20184, 6	48,840
	Chesapeake Energy Corp.
250,000	9.500%, 2/15/20151	273,750
35,000	2.500%, 5/15/20371, 4	30,538
64,000	Ciena Corp. 3.750%, 10/15/20182, 4	68,800
260,000	Cincinnati Bell, Inc. 8.250%, 10/15/20171, 6	270,400
269,223	Claire's Stores, Inc. 9.000%, 3/15/20191, 2	278,646
250,000	CNH Capital LLC 6.250%, 11/1/20161, 2	267,812
	CNO Financial Group, Inc.
15,000	7.000%, 12/30/20164, 6	22,594
33,000	7.000%, 12/30/20164	49,706
300,000	CommScope, Inc. 8.250%, 1/15/20191, 2	321,750
250,000	Copano Energy LLC / Copano Energy Finance Corp. 7.750%, 6/1/20181	265,625
111,000	Corsicanto Ltd. (Ireland) 3.500%, 1/15/20321, 2, 4, 6	177,877

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Principal Amount		Value

	BONDS (CONTINUED)
	CORPORATE (CONTINUED)
$185,000	Covanta Holding Corp. 3.250%, 6/1/20144, 6	$210,206
400,000	Crosstex Energy LP / Crosstex Energy Finance Corp. 8.875%, 2/15/20181	431,000
17,000	DealerTrack Holdings, Inc. 1.500%, 3/15/20172, 4, 6	18,105
49,000	DFC Global Corp. 3.250%, 4/15/20172, 4	51,695
500,000	DPL, Inc. 6.500%, 10/15/20161, 2	545,000
	DR Horton, Inc.
278,979	6.875%, 5/1/20136	292,230
39,000	2.000%, 5/15/20144	53,186
270,000	DryShips, Inc. (Marshall Islands) 5.000%, 12/1/20144, 6	222,750
	Eksportfinans ASA
80,000	2.000%, 9/15/20156	72,069
127,000	2.375%, 5/25/20166	113,386
CHF 235,000	2.250%, 2/11/2021	204,798
$44,000	Electronic Arts, Inc. 0.750%, 7/15/20162, 4, 6	40,700
400,000	EV Energy Partners LP / EV Energy Finance Corp. 8.000%, 4/15/20191	410,000
250,000	Everest Acquisition LLC / Everest Acquisition Finance, Inc. 6.875%, 5/1/20191, 2	262,812
76,000	Exterran Holdings, Inc. 4.250%, 6/15/20144, 6	75,430
500,000	Fidelity National Information Services, Inc. 7.625%, 7/15/20171, 2	548,750
500,000	FMG Resources August 2006 Pty Ltd. (Australia) 6.375%, 2/1/20161, 2	512,500
400,000	Frontier Communications Corp. 7.125%, 3/15/20191	401,000
	General Cable Corp.
250,000	2.843%, 4/1/20151, 3	233,750
294,000	4.500%, 11/15/20293, 4, 6	313,845
34,000	Greenbrier Cos., Inc. 3.500%, 4/1/20182, 4	30,983
63,000	Hawaiian Holdings, Inc. 5.000%, 3/15/20164, 6	63,473
500,000	Health Management Associates, Inc. 6.125%, 4/15/20161	527,500
150,000	Hertz Corp. 7.500%, 10/15/20181	161,625

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Principal Amount		Value

	BONDS (CONTINUED)
	CORPORATE (CONTINUED)
$350,000	Holly Energy Partners LP / Holly Energy Finance Corp. 8.250%, 3/15/20181	$375,375
56,000	Horsehead Holding Corp. 3.800%, 7/1/20172, 4, 6	58,730
500,000	Huntsman International LLC 5.500%, 6/30/20161	503,125
350,000	iGATE Corp. 9.000%, 5/1/20161	381,500
	Intelsat Jackson Holdings S.A.
33,183	11.250%, 6/15/20161, 6	34,967
189,895	7.250%, 10/15/20201, 2	198,915
400,000	International Lease Finance Corp. 5.750%, 5/15/2016	407,161
140,000	ITC Deltacom, Inc. 10.500%, 4/1/20161	150,500
500,000	Jarden Corp. 7.500%, 5/1/2017	558,750
35,000	JetBlue Airways Corp. 6.750%, 10/15/20391, 4, 6	42,175
350,000	JMC Steel Group 8.250%, 3/15/20181, 2	364,000
145,000	Kaiser Aluminum Corp. 4.500%, 4/1/20154, 6	185,020
400,000	Kinder Morgan Kansas, Inc. 6.500%, 9/1/20121, 6	406,500
85,000	KKR Financial Holdings LLC 7.500%, 1/15/20174, 6	118,894
275,000	Knight Capital Group, Inc. 3.500%, 3/15/20154, 6	268,469
506,386	Landry's Holdings, Inc. 11.500%, 6/1/20141, 2	509,556
125,000	Lennar Corp. 2.750%, 12/15/20201, 2, 4, 6	178,594
7,000	Level 3 Communications, Inc. 7.000%, 3/15/20154	8,680
	Level 3 Financing, Inc.
389,849	8.750%, 2/15/20171	407,392
190,040	8.625%, 7/15/20201, 2, 6	199,542
581,323	Libbey Glass, Inc. 10.000%, 2/15/20151	622,742
105,000	Liberty Interactive LLC 3.250%, 3/15/20311, 4, 6	92,269
218,000	LifePoint Hospitals, Inc. 3.500%, 5/15/20141, 4	227,537

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Principal Amount		Value

	BONDS (CONTINUED)
	CORPORATE (CONTINUED)
$500,000	Linn Energy LLC / Linn Energy Finance Corp. 6.250%, 11/1/20191, 2	$493,125
39,000	Live Nation Entertainment, Inc. 2.875%, 7/15/20271, 4	37,635
400,000	Martin Midstream Partners LP / Martin Midstream Finance Corp. 8.875%, 4/1/20181	410,000
100,000	Maxcom Telecomunicaciones S.A.B. de C.V. (Mexico) 11.000%, 12/15/20141, 6	67,000
27,000	Medivation, Inc. 2.625%, 4/1/20174, 6	30,308
234,000	Meritor, Inc. 4.625%, 3/1/20261, 3, 4, 6	210,892
184,000	MGM Resorts International 4.250%, 4/15/20154, 6	195,270
174,000	Microchip Technology, Inc. 2.125%, 12/15/20374, 6	229,680
225,000	Micron Technology, Inc. 1.500%, 8/1/20311, 2, 4	207,281
19,000	Molina Healthcare, Inc. 3.750%, 10/1/20144	21,470
88,000	National Financial Partners Corp. 4.000%, 6/15/20174, 6	117,370
207,000	Navistar International Corp. 3.000%, 10/15/20144, 6	214,504
556,114	Neenah Paper, Inc. 7.375%, 11/15/20141	558,895
46,000	Newpark Resources, Inc. 4.000%, 10/1/20174, 6	45,540
400,000	Novelis, Inc. (Canada) 8.375%, 12/15/20171	434,000
57,000	Novellus Systems, Inc. 2.625%, 5/15/20412, 4, 6	75,881
250,000	NRG Energy, Inc. 7.375%, 1/15/20171	260,312
400,000	Offshore Group Investments Ltd. (Cayman Islands) 11.500%, 8/1/20151, 2	439,500
500,000	PAETEC Holding Corp. 8.875%, 6/30/20171	548,750
400,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. 8.250%, 4/15/20181	413,000
	PHH Corp.
89,000	4.000%, 9/1/20144, 6	86,330
70,000	6.000%, 6/15/20174, 6	103,338

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Principal Amount		Value

	BONDS (CONTINUED)
	CORPORATE (CONTINUED)
$151,000	PNM Resources, Inc. 9.250%, 5/15/2015	$174,971
190,800	Prospect Medical Holdings, Inc. 8.375%, 5/1/20191, 2	191,754
	Quicksilver Resources, Inc.
250,000	8.250%, 8/1/20151	252,500
167,388	11.750%, 1/1/20161	177,013
170,000	RadioShack Corp. 2.500%, 8/1/20132, 4, 6	161,712
150,000	Regency Energy Partners LP / Regency Energy Finance Corp. 9.375%, 6/1/20161	165,000
236,000	Regis Corp. 5.000%, 7/15/20144, 6	312,405
200,000	Renaissance Capital LLC Via Renaissance Consumer Funding Ltd. (Ireland) 13.000%, 4/1/2013	210,300
500,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.250%, 5/15/20181, 2	507,500
97,642	Rite Aid Corp. 6.875%, 8/15/2013	101,304
250,000	Rockies Express Pipeline LLC 3.900%, 4/15/20151, 2	241,250
25,000	Salix Pharmaceuticals Ltd. 1.500%, 3/15/20192, 4, 6	25,531
97,000	SBA Communications Corp. 4.000%, 10/1/20144, 6	178,601
250,000	Seagate Technology HDD Holdings (Cayman Islands) 6.800%, 10/1/20161	278,750
265,197	Select Medical Holdings Corp. 6.494%, 9/15/20151, 3	252,600
100,000	Sonic Automotive, Inc. 5.000%, 10/1/20291, 4, 6	146,125
206,000	Sterlite Industries India Ltd. (India) 4.000%, 10/30/20144, 6	193,382
8,000	Stone Energy Corp. 1.750%, 3/1/20172, 4, 6	7,740
350,000	SunGard Data Systems, Inc. 7.375%, 11/15/20181	375,375
557,959	Telesat Canada / Telesat LLC (Canada) 11.000%, 11/1/20151, 6	595,621
55,796	Tops Holding Corp. / Tops Markets LLC 10.125%, 10/15/20151, 6	59,981
500,000	Triumph Group, Inc. 8.000%, 11/15/20171, 6	546,250

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Principal Amount		Value

	BONDS (CONTINUED)
	CORPORATE (CONTINUED)
$14,000	United States Steel Corp. 4.000%, 5/15/20144, 6	$16,240
400,000	Universal Hospital Services, Inc. 4.121%, 6/1/20151, 3	381,000
300,000	Univision Communications, Inc. 6.875%, 5/15/20191, 2	304,875
400,000	UR Financing Escrow Corp. 5.750%, 7/15/20181, 2	414,000
175,000	VeriSign, Inc. 3.250%, 8/15/20374, 6	234,719
126,000	Virgin Media, Inc. 6.500%, 11/15/20164, 6	191,205
350,000	Viskase Cos., Inc. 9.875%, 1/15/20181, 2	370,125
98,000	Volcano Corp. 2.875%, 9/1/20154, 6	116,375
23,000	Wabash National Corp. 3.375%, 5/1/20184	23,748
122,000	WebMD Health Corp. 2.500%, 1/31/20184, 6	105,988
170,000	WESCO International, Inc. 6.000%, 9/15/20291, 4, 6	417,775
120,000	West Pharmaceutical Services, Inc. 4.000%, 3/15/20474, 6	116,100
78,000	Western Refining, Inc. 5.750%, 6/15/20144, 6	149,760
400,000	WPX Energy, Inc. 5.250%, 1/15/20171, 2	398,000
223,000	XM Satellite Radio, Inc. 7.000%, 12/1/20142, 4, 6	325,301
		35,039,454
	GOVERNMENT – 1.3%
ARS 1,646,638	Argentina Bogar Bonds (Argentina) 3.684%, 2/4/20183	433,939

$5,678,264	Argentine Republic Government International Bond (Argentina) 0.000%, 12/15/20353, 6	695,587
	Hellenic Republic Government Bond
€268,340	2.000%, 2/24/20413	66,403
212,660	2.000%, 2/24/20423	52,665
658,000	Portugal Obrigacoes do Tesouro OT (Portugal) 4.100%, 4/15/2037	442,464

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Principal Amount		Value

	BONDS (CONTINUED)
	GOVERNMENT (CONTINUED)
$100,000	Venezuela Government International Bond (Venezuela) 9.375%, 1/13/20346	$86,000
		1,777,058
	TOTAL BONDS (Cost $38,925,095)	39,814,077

Number of Shares		Value

	COMMON STOCKS – 31.9%
	CONSUMER DISCRETIONARY – 7.2%
1,745	Abercrombie & Fitch Co. - Class A	87,547
12,340	Ascena Retail Group, Inc.*	252,723
1,492	CBS Corp. - Class B6	49,758
1,372	Coinstar, Inc.*	86,148
16,928	Delphi Automotive PLC (United Kingdom)	519,520
5,000	Dick's Sporting Goods, Inc.	253,000
14,669	DR Horton, Inc.	239,838
4,856	Foot Locker, Inc.	148,545
113,509	Galaxy Entertainment Group Ltd. (China)*	354,777
976	Gentex Corp.	21,443
16,163	GNC Holdings, Inc. - Class A6	631,327
61,600	Great Wall Motor Co., Ltd. - Class H (China)*	133,066
1,308	Hotel Shilla Co., Ltd. (South Korea)	61,226
2,687	Jones Group, Inc.	30,148
24,746	K12, Inc.*	631,023
1,978	Kia Motors Corp. (South Korea)	145,971
6,683	La-Z-Boy, Inc.*	100,713
1,135	Las Vegas Sands Corp.6	62,981
1,300	Lear Corp.6	53,950
8,121	Lennar Corp. - Class A	225,277
17,692	Liberty Global, Inc.*, 6	847,978
17,493	Liberty Media Corp. - Liberty Capital - Class A*, 6	1,529,588
5,848	MDC Holdings, Inc.6	164,387
103,713	NagaCorp Ltd. (Cambodia)	48,256
4,252	Nexen Tire Corp. (South Korea)	71,486
1,900	NIKE, Inc. - Class B	212,553
15,910	Pier 1 Imports, Inc.	273,334
15,896	Prada S.p.A. (Italy)*	107,972
18,642	PulteGroup, Inc.*, 6	183,437
1,932	Ralph Lauren Corp.6	332,826
40,222	Saks, Inc.*, 6	440,833
9,657	Select Comfort Corp.*	278,894
40,493	Sonic Corp.*	292,359

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	COMMON STOCKS (CONTINUED)
	CONSUMER DISCRETIONARY (CONTINUED)
747	Starbucks Corp.6	$42,863
5,869	TJX Cos., Inc.	244,796
1,870	Toll Brothers, Inc.*	47,498
500	VF Corp.	76,025
600	Vitamin Shoppe, Inc.*	28,242
2,524	Walt Disney Co.	108,810
2,123	Williams-Sonoma, Inc.	82,139
2,967	Yoox S.p.A. (Italy)*	42,416
7,457	Zagg, Inc.*	97,165
		9,642,838
	CONSUMER STAPLES – 1.5%
4,039	Alliance Grain Traders, Inc. (Canada)	54,666
1,305	Altria Group, Inc.	42,034
1,197	Anheuser-Busch InBev N.V. - ADR (Belgium)6	86,926
1,243	Archer-Daniels-Midland Co.	38,322
2,257	Coca-Cola Co.6	172,254
3,658	CVS Caremark Corp.	163,220
15,561	Dean Foods Co.*	191,089
2,231	Kraft Foods, Inc. - Class A6	88,950
948	Philip Morris International, Inc.	84,855
933	Procter & Gamble Co.	59,376
16,300	Rite Aid Corp.*	23,635
2,600	Sanderson Farms, Inc.	134,186
1,554	Unilever N.V. (Netherlands)	53,380
2,668	Wal-Mart Stores, Inc.	157,172
17,822	Walgreen Co.6	624,839
910	Whole Foods Market, Inc.	75,594
		2,050,498
	ENERGY – 2.9%
3,728	ConocoPhillips	267,037
7,100	Enduro Royalty Trust6	148,958
10,600	GasLog Ltd. (Monaco)6	123,808
25,700	Golar LNG Ltd. (Bermuda)	950,386
38,000	Golar LNG Partners LP (Bermuda)	1,331,140
46,200	Green Plains Renewable Energy, Inc.*	369,138
120,903	Heckmann Corp.*	459,431
26,168	Kunlun Energy Co., Ltd. (China)	46,139
1,960	Repsol YPF S.A. (Spain)	37,490
2,329	SandRidge Mississippian Trust II*	53,777
1,969	SandRidge Permian Trust6	46,567

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	COMMON STOCKS (CONTINUED)
	ENERGY (CONTINUED)
1,505	Whiting USA Trust II6	$34,615
		3,868,486
	FINANCIALS – 2.7%
5,893	American Capital Agency Corp. – REIT6	184,097
3,321	American Tower Corp. - REIT	217,791
6,655	Annaly Capital Management, Inc. - REIT	108,610
33,000	Ares Capital Corp.	529,320
3,528	Berkshire Hathaway, Inc. - Class B*, 6	283,828
1,487	Brookfield Asset Management, Inc. - Class A (Canada)	49,041
32,613	China Overseas Land & Investment Ltd. (China)	70,702
20,000	Citigroup, Inc.6	660,800
2,600	Compass Diversified Holdings	38,168
6,048	CYS Investments, Inc. - REIT	83,039
1,801	Deutsche Wohnen A.G. (Germany)	26,474
4,500	Discover Financial Services6	152,550
80,192	Evergrande Real Estate Group Ltd. (China)	46,408
7,900	Fifth Street Finance Corp.	77,578
3,133	GAGFAH S.A. (Luxembourg)*	28,080
1,974	Goldman Sachs Group, Inc.	227,306
1,961	Hatteras Financial Corp. – REIT6	57,124
5,094	HomeStreet, Inc.*, 6	177,882
2,796	Kennedy-Wilson Holdings, Inc.6	39,312
1,398	Loews Corp.6	57,500
3,900	MetLife, Inc.6	140,517
13,191	Och-Ziff Capital Management Group LLC - Class A6	115,817
56,743	Popular, Inc. (Puerto Rico)*, 6	101,002
54,355	Shimao Property Holdings Ltd. (China)	71,879
1,500	THL Credit, Inc.	18,900
3,900	Triangle Capital Corp.	78,819
		3,642,544
	HEALTH CARE – 2.2%
10,166	Analogic Corp.	693,423
6,364	Bristol-Myers Squibb Co.	212,367
1,732	DaVita, Inc.*, 6	153,420
622	GlaxoSmithKline PLC - ADR (United Kingdom)	28,755
932	Johnson & Johnson	60,664
19,290	Myriad Genetics, Inc.*	501,733
107,376	Pain Therapeutics, Inc.*, 6	434,873
12,485	Pfizer, Inc.6	286,281
54,224	QLT, Inc. (Canada)*, 6	361,132

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	COMMON STOCKS (CONTINUED)
	HEALTH CARE (CONTINUED)
2,021	Watson Pharmaceuticals, Inc.*	$152,302
		2,884,950
	INDUSTRIALS – 5.2%
25,000	Acacia Research Corp.*	1,025,000
4,443	AMETEK, Inc.	223,616
932	Caterpillar, Inc.	95,782
900	Chicago Bridge & Iron Co. N.V. (Netherlands)6	39,978
68,516	China Shipping Development Co., Ltd. - Class H (China)*	44,596
19,799	Dycom Industries, Inc.*	463,099
3,312	ESCO Technologies, Inc.	113,933
1,600	Fortune Brands Home & Security, Inc.*	36,384
2,739	KBR, Inc.6	92,742
6,525	Kratos Defense & Security Solutions, Inc.*	36,214
600	Macquarie Infrastructure Co. LLC6	20,724
32,295	MasTec, Inc.*	561,610
4,000	NCI Building Systems, Inc.*	47,960
1,243	Owens Corning*	42,697
38,945	Quanta Services, Inc.*	861,463
2,200	Regal-Beloit Corp.	148,808
5,336	Robbins & Myers, Inc.	259,917
1,394	Samsung Heavy Industries Co., Ltd. (South Korea)	51,437
12,575	Shaw Group, Inc.*	380,645
21,750	Titan International, Inc.	628,357
2,193	Titan Machinery, Inc.*	78,137
613	TransDigm Group, Inc.*	77,312
15,569	Trex Co., Inc.*	498,208
5,700	Triumph Group, Inc.	358,074
6,364	USG Corp.*	114,870
60,266	Wabash National Corp.*	504,426
600	WESCO International, Inc.*	39,834
1,500	Westport Innovations, Inc. (Canada)*, 6	46,950
		6,892,773
	INFORMATION TECHNOLOGY – 8.8%
2,668	ADTRAN, Inc.	81,427
9,377	Allot Communications Ltd. (Israel)*	230,112
1,542	Apple, Inc.*, 6	900,898
598	Baidu, Inc. - ADR (China)*	79,355
23,896	Benchmark Electronics, Inc.*	379,469
2,821	Broadcom Corp. - Class A*, 6	103,249
1,116	Citrix Systems, Inc.*, 6	95,541
13,375	Compuware Corp.*	116,630

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	COMMON STOCKS (CONTINUED)
	INFORMATION TECHNOLOGY (CONTINUED)
5,434	DealerTrack Holdings, Inc.*	$162,096
16,300	eBay, Inc.*	669,115
9,367	FEI Co.*	469,942
2,245	Fortinet, Inc.*, 6	58,639
7,200	IAC/InterActiveCorp6	346,680
2,687	Intersil Corp. - Class A	27,596
1,600	LinkedIn Corp. - Class A*, 6	173,520
7,767	LSI Corp.*, 6	62,447
4,847	Marvell Technology Group Ltd. (Bermuda)*, 6	72,753
2,208	Mastercard, Inc. - Class A6	998,612
3,389	Mellanox Technologies Ltd. (Israel)*	198,562
41,131	Mentor Graphics Corp.*	594,343
14,905	Microsoft Corp.6	477,258
20,549	Monolithic Power Systems, Inc.*	425,775
35,205	Newport Corp.*	600,949
11,146	NVIDIA Corp.*	144,898
25,700	Openwave Systems, Inc.*	66,306
6,214	OSI Systems, Inc.*	415,468
102,060	PMC - Sierra, Inc.*	721,564
4,459	QUALCOMM, Inc.6	284,663
800	Red Hat, Inc.*	47,688
7,046	Rofin-Sinar Technologies, Inc.*	177,559
595	Salesforce.com, Inc.*, 6	92,659
153	Samsung Electronics Co., Ltd. (South Korea)	188,183
6,800	Teradyne, Inc.*	117,028
1,539	Trimble Navigation Ltd.*	83,321
450	Ultimate Software Group, Inc.*	34,722
8,301	Ultratech, Inc.*	265,134
6,481	VeriFone Systems, Inc.*	308,755
6,178	Visa, Inc. - Class A6	759,770
44,206	Xyratex Ltd. (United Kingdom)	641,871
		11,674,557
	MATERIALS – 0.6%
23,297	A Schulman, Inc.	573,339
250	CF Industries Holdings, Inc.	48,265
945	LyondellBasell Industries N.V. - Class A (Netherlands)6	39,482
1,724	Scotts Miracle-Gro Co. - Class A	90,338
		751,424
	TELECOMMUNICATION SERVICES – 0.8%
2,100	AT&T, Inc.	69,111
1,255	Cellcom Israel Ltd. (Israel)6	15,675

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	COMMON STOCKS (CONTINUED)
	TELECOMMUNICATION SERVICES (CONTINUED)
6,400	CenturyLink, Inc.	$246,784
900	Chunghwa Telecom Co., Ltd. - ADR (Taiwan)6	27,882
1,846	Deutsche Telekom A.G. (Germany)6	20,812
1,700	Deutsche Telekom A.G. - ADR (Germany)	19,380
5,553	France Telecom S.A. - ADR (France)6	76,964
1,400	KT Corp. - ADR (South Korea)	17,990
4,920	Mobile Telesystems OJSC - ADR (Russia)*	96,235
430	Philippine Long Distance Telephone Co. - ADR (Philippines)6	26,110
5,200	SBA Communications Corp. - Class A*	279,448
1,410	SK Telecom Co., Ltd. - ADR (South Korea)6	19,063
13,400	StarHub Ltd. (Singapore)	34,542
1,620	Telefonica Czech Republic AS (Czech Republic)	32,670
4,460	Telekomunikacja Polska S.A. - GDR (Poland)6	23,335
2,515	Verizon Communications, Inc.6	101,556
		1,107,557
	UTILITIES – 0.0%
7,587	Synthesis Energy Systems, Inc.*	10,622

	TOTAL COMMON STOCKS (Cost $39,953,305)	42,526,249

	PREFERRED STOCKS – 4.0%
	CONSUMER DISCRETIONARY – 0.2%
761	Callaway Golf Co. 7.500%, 6/20/20121, 4, 6	76,576
2,000	Goodyear Tire & Rubber Co. 5.875%, 3/31/20144, 6	83,500
121	Interpublic Group of Cos., Inc. 5.250%, 12/31/20491, 4, 6	129,500
		289,576
	CONSUMER STAPLES – 0.1%
1,903	Bunge Ltd. (Bermuda) 4.875%, 12/31/20494, 6	181,499

	ENERGY – 0.8%
238	Chesapeake Energy Corp. 5.750%, 12/31/20492, 4, 6	205,870
621	Energy XXI Bermuda Ltd. (Bermuda) 5.625%, 12/31/20494, 6	244,907
5,324	Goodrich Petroleum Corp. 5.375%, 12/31/20494, 6	206,971
741	Petroquest Energy, Inc. 6.875%, 12/31/20494, 6	25,518

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	PREFERRED STOCKS (CONTINUED)
	ENERGY (CONTINUED)
2,550	SandRidge Energy, Inc. 8.500%, 12/31/20494, 6	$308,231
		991,497
	FINANCIALS – 2.2%
19,186	2009 Dole Food Automatic Common Exchange Security Trust 7.000%, 11/1/20122, 4, 6	166,678
12,949	Alexandria Real Estate Equities, Inc. 7.000%, 12/31/20494, 6	346,386
7,707	AMG Capital Trust II 5.150%, 10/15/20374, 6	332,846
3,144	AngloGold Ashanti Holdings Finance PLC (Isle of Man) 6.000%, 8/9/20134	129,847
2,769	Aspen Insurance Holdings Ltd. (Bermuda) 5.625%, 12/31/20494, 6	153,160
111	Bank of America Corp. 7.250%, 12/31/20494, 6	107,975
1,646	Citigroup, Inc. 7.500%, 12/15/20124, 6	160,024
3,393	Forest City Enterprises, Inc. 7.000%, 3/9/20131, 4, 6	194,249
6,459	Health Care REIT, Inc. 6.500%, 12/31/20494, 6	346,364
1,596	KeyCorp 7.750%, 12/31/20494, 6	178,154
3,350	MetLife, Inc. 5.000%, 9/4/20134, 6	230,446
1,552	Newell Financial Trust I 5.250%, 6/11/20121, 4, 6	74,108
8,500	Synovus Financial Corp. 8.250%, 5/15/20134, 6	168,725
6,800	UBS A.G. (Switzerland) 9.375%, 6/15/20124, 6	94,928
	Wintrust Financial Corp.
3,366	7.500%, 12/15/20134, 6	184,289
74	5.000%, 12/31/20494, 6	76,794
		2,944,973
	HEALTH CARE – 0.5%
519	Alere, Inc. 3.000%, 12/31/20494, 6	117,943
301	HealthSouth Corp. 6.500%, 12/31/20494, 6	309,352

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	PREFERRED STOCKS (CONTINUED)
	HEALTH CARE (CONTINUED)
5,164	Omnicare Capital Trust II 4.000%, 6/11/20121, 4, 6	$240,449
		667,744
	INDUSTRIALS – 0.2%
7,667	2010 Swift Mandatory Common Exchange Security Trust 6.000%, 12/31/20132, 4, 6	79,612
6,017	Continental Airlines Finance Trust II 6.000%, 5/31/20121, 4, 6	210,219
		289,831
	TOTAL PREFERRED STOCKS (Cost $5,382,307)	5,365,120

	EXCHANGE-TRADED FUNDS – 1.5%
9,570	Energy Select Sector SPDR Fund - ETF	681,097
5,143	iShares FTSE China 25 Index Fund - ETF	195,074
4,652	iShares MSCI Brazil Index Fund - ETF	280,329
4,661	iShares MSCI Emerging Markets Index Fund - ETF	196,694
3,418	iShares MSCI Italy Index Fund - ETF	41,050
1,553	iShares Silver Trust - ETF*, 6	46,761
622	Market Vectors Gold Miners ETF – ETF6	28,855
6,800	SPDR Barclays Capital High Yield Bond ETF - ETF	270,164
1,709	SPDR Gold Shares - ETF*, 6	276,653
1,300	VelocityShares Daily 2x VIX Short Term ETN - ETF*, 6	8,684

	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,012,026)	2,025,361

Number of Contracts		Value

	PURCHASED OPTION CONTRACTS – 0.3%
	CALL OPTIONS – 0.1%
	COMMODITY – 0.1%
	Natural Gas
4	Exercise Price: $4.00, Expiration Date: September 26, 2012	1,416
26	Exercise Price: $3.70, Expiration Date: July 27, 2012	4,914
17	Exercise Price: $3.10, Expiration Date: May 26, 2012	799
	Natural Gas (Euro)
2	Exercise Price: $7.00, Expiration Date: December 29, 2015	4,164
2	Exercise Price: $7.00, Expiration Date: January 27, 2016	4,284
2	Exercise Price: $7.00, Expiration Date: February 25, 2016	4,072
2	Exercise Price: $7.00, Expiration Date: March 29, 2016	3,422
2	Exercise Price: $7.00, Expiration Date: April 27, 2016	3,566
2	Exercise Price: $7.00, Expiration Date: May 26, 2016	3,768

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Contracts		Value

	PURCHASED OPTION CONTRACTS (CONTINUED)
	CALL OPTIONS (CONTINUED)
	COMMODITY (CONTINUED)
	Natural Gas (Euro) (Continued)
2	Exercise Price: $7.00, Expiration Date: June 28, 2016	$4,020
2	Exercise Price: $7.00, Expiration Date: July 27, 2016	4,202
2	Exercise Price: $7.00, Expiration Date: August 27, 2016	4,332
2	Exercise Price: $7.00, Expiration Date: September 28, 2016	4,596
2	Exercise Price: $7.00, Expiration Date: October 27, 2016	5,094
2	Exercise Price: $7.00, Expiration Date: November 26, 2016	6,110
		58,759
	EQUITY – 0.0%
5	Allot Communications Ltd. Exercise Price: $25.00, Expiration Date: May 19, 2012	550
6	Benchmark Electronics, Inc. Exercise Price: $15.00, Expiration Date: May 19, 2012	660
17	CARBO Ceramics, Inc. Exercise Price: $100.00, Expiration Date: June 16, 2012	1,360
31	MasTec, Inc. Exercise Price: $17.50, Expiration Date: June 16, 2012	2,945
13	Newport Corp. Exercise Price: $17.50, Expiration Date: May 19, 2012	715
199	PMC - Sierra, Inc. Exercise Price: $7.00, Expiration Date: May 19, 2012	8,557
117	Quanta Services, Inc. Exercise Price: $22.00, Expiration Date: May 19, 2012	8,775
1	Rofin-Sinar Technologies, Inc. Exercise Price: $25.00, Expiration Date: May 19, 2012	100
51	Walgreen Co. Exercise Price: $36.00, Expiration Date: May 19, 2012	2,397
18	Xyratex Ltd. Exercise Price: $15.00, Expiration Date: June 16, 2012	1,080
		27,139
	TOTAL CALL OPTIONS (Cost $117,520)	85,898

	PUT OPTIONS – 0.2%
	COMMODITY – 0.0%
6	Gold Future (CMX) Exercise Price: $1,600.00, Expiration Date: May 25, 2012	3,060
83	Natural Gas Exercise Price: $1.50, Expiration Date: May 26, 2012	332
		3,392

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Contracts		Value

	PURCHASED OPTION CONTRACTS (CONTINUED)
	PUT OPTIONS (CONTINUED)
	EQUITY – 0.1%
	C.H. Robinson Worldwide, Inc.
17	Exercise Price: $65.00, Expiration Date: May 19, 2012	$8,840
13	Exercise Price: $62.50, Expiration Date: May 19, 2012	3,900
152	Caterpillar, Inc. Exercise Price: $80.00, Expiration Date: May 19, 2012	760
102	Cummins, Inc. Exercise Price: $70.00, Expiration Date: June 16, 2012	2,040
200	CurrencyShares Japanese Yen Trust - ETF Exercise Price: $110.00, Expiration Date: January 19, 2013	16,000
	Fluor Corp.
31	Exercise Price: $57.50, Expiration Date: May 19, 2012	5,735
17	Exercise Price: $55.00, Expiration Date: May 19, 2012	1,785
	iShares Russell 2000 Index Fund
250	Exercise Price: $77.00, Expiration Date: May 19, 2012	10,000
250	Exercise Price: $80.00, Expiration Date: May 19, 2012	25,250
	SPDR S&P 500 ETF Trust
153	Exercise Price: $133.00, Expiration Date: May 19, 2012	5,661
250	Exercise Price: $125.00, Expiration Date: June 16, 2012	12,500
509	Exercise Price: $130.00, Expiration Date: June 16, 2012	46,828
300	Exercise Price: $130.00, Expiration Date: July 21, 2012	55,200
41	Technology Select Sector SPDR Fund Exercise Price: $30.00, Expiration Date: May 19, 2012	2,132
20	Weight Watchers International, Inc. Exercise Price: $75.00, Expiration Date: May 19, 2012	6,000
		202,631
	INDEX – 0.1%
240	Chicago Board Options Exchange SPX Volatility Index Exercise Price: $22.00, Expiration Date: August 23, 2012	73,800
	Russell 2000 Index
8	Exercise Price: $790.00, Expiration Date: May 19, 2012	5,712
4	Exercise Price: $785.00, Expiration Date: May 19, 2012	2,400
		81,912
	TOTAL PUT OPTIONS (Cost $545,194)	287,935

	TOTAL PURCHASED OPTION CONTRACTS (Cost $662,714)	373,833

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 9.1%
	REPURCHASE AGREEMENTS – 9.1%
	Agreement with J.P. Morgan
€522,065	0.000%, 5/2/2012. Dated 4/13/2012. Collateral for Belgium Government Bond 4.000%, 3/28/2022. Sell/Buy Back Transaction. Repurchase proceeds are €522,065.6	$691,055
2,590,849	(0.050)%, 5/3/2012. Dated 4/17/12. Collateral for France Government Bond OAT 4.250%, 10/25/2023. Sell/Buy Back Transaction. Repurchase proceeds are €2,590,799.6	3,429,499
507,476	(0.050)%, 5/8/2012. Dated 4/19/2012. Collateral for Spain Government Bond 5.500%, 4/30/2021. Sell/Buy Back Transaction. Repurchase proceeds are €507,467.6	671,745
375,085	0.050%, 5/9/2012. Dated 4/23/12. Collateral for France Government Bond OAT 4.250%, 10/25/2023. Sell/Buy Back Transaction. Repurchase proceeds are €375,092.6	496,498
2,087,192	(0.100)%, 5/11/2012. Dated 4/25/2012. Collateral for Belgium Government Bond 4.250%, 9/28/2022. Sell/Buy Back Transaction. Repurchase proceeds are €2,087,111.6	2,762,810
526,424	(0.050)%, 5/16/2012. Dated 4/30/2012. Collateral for Belgium Government Bond 4.000%, 3/28/2022. Sell/Buy Back Transaction. Repurchase proceeds are €526,414.6	696,826
2,610,992	(0.100)%, 5/17/2012. Dated 4/30/12. Collateral for France Government Bond OAT 4.250%, 10/25/2023. Sell/Buy Back Transaction. Repurchase proceeds are €2,610,891.6	3,456,162
		12,204,595
	SHORT-TERM INVESTMENTS (Cost $12,156,071)	12,204,595

	TOTAL INVESTMENTS – 77.3% (Cost $99,983,065)	103,194,771

	Other Assets in Excess of Liabilities – 22.7%	30,340,288

	TOTAL NET ASSETS – 100.0%	$133,535,059

	SECURITIES SOLD SHORT – (34.0)%
	BONDS – (14.9)%
	CORPORATE – (0.7)%
$(111,592)	Cablevision Systems Corp. 7.750%, 4/15/20181	(119,124)
(199,470)	Norcraft Cos. LP / Norcraft Finance Corp. 10.500%, 12/15/20151	(187,502)
(278,374)	Ply Gem Industries, Inc. 8.250%, 2/15/20181	(274,894)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Principal Amount			Value

		SECURITIES SOLD SHORT (CONTINUED)
		BONDS (CONTINUED)
		CORPORATE (CONTINUED)
	$(380,080)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.875%, 8/15/20191, 2	$(396,709)
			(978,229)
		GOVERNMENT – (5.2)%
€		Belgium Government Bond
	(1,790,000)	4.250%, 9/28/2021	(2,551,152)
	(466,000)	4.000%, 3/28/2022	(651,447)
	(2,485,000)	France Government Bond OAT (France) 4.250%, 10/25/2023	(3,655,614)
			(6,858,213)
		U.S. TREASURY SECURITIES – (9.0)%
		United States Treasury Note/Bond
	$(10,000,000)	0.875%, 2/28/2017	(10,047,660)
	(2,000,000)	2.000%, 2/15/2022	(2,014,062)
			(12,061,722)
		TOTAL BONDS (Proceeds $19,450,895)	(19,898,164)

Number of Shares		Value

	COMMON STOCKS – (10.3)%
	CONSUMER DISCRETIONARY – (2.8)%
(4,760)	Burberry Group PLC (United Kingdom)	(114,717)
(5,938)	Callaway Golf Co.	(36,400)
(546)	CBS Corp. - Class B	(18,209)
(432)	Coach, Inc.	(31,605)
(1,372)	Coinstar, Inc.*	(86,148)
(1,972)	DR Horton, Inc.	(32,242)
(775)	Genesco, Inc.*	(58,125)
(5,215)	Goodyear Tire & Rubber Co.*	(57,261)
(2,280)	Helen of Troy Ltd. (Bermuda)*	(78,888)
(5,710)	Interpublic Group of Cos., Inc.	(67,435)
(4,236)	Lennar Corp. - Class A	(117,507)
(330)	Live Nation Entertainment, Inc.*	(2,990)
(5,359)	LKQ Corp.*	(179,259)
(1,526)	LVMH Moet Hennessy Louis Vuitton S.A. (France)	(252,798)
(4,009)	McDonald's Corp.	(390,677)
(5,937)	MGM Resorts International*	(79,675)
(3,485)	Monro Muffler Brake, Inc.	(143,791)
(184)	Newell Rubbermaid, Inc.	(3,349)
(1,527)	PetMed Express, Inc.	(20,569)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	SECURITIES SOLD SHORT (CONTINUED)
	COMMON STOCKS (CONTINUED)
	CONSUMER DISCRETIONARY (CONTINUED)
(340)	RadioShack Corp.	$(1,761)
(370)	Ralph Lauren Corp.	(63,740)
(11,192)	Regis Corp.	(205,373)
(18,885)	Royal Caribbean Cruises Ltd.	(516,882)
(87,616)	Sirius XM Radio, Inc.*	(198,012)
(5,928)	Sonic Automotive, Inc. - Class A	(99,709)
(1,107)	Steven Madden Ltd.*	(47,833)
(2,253)	Tiffany & Co.	(154,240)
(318)	Time Warner Cable, Inc.	(25,583)
(1,272)	Time Warner, Inc.	(47,649)
(546)	Viacom, Inc. - Class B	(25,329)
(5,304)	Virgin Media, Inc.	(130,266)
(5,484)	Weight Watchers International, Inc.	(416,565)
		(3,704,587)
	CONSUMER STAPLES – (0.2)%
(1,251)	Bunge Ltd.	(80,690)
(648)	Carrefour S.A. (France)	(13,016)
(15,289)	Dole Food Co., Inc.*	(129,651)
		(223,357)
	ENERGY – (0.9)%
(3,000)	Carrizo Oil & Gas, Inc.*	(84,120)
(8,564)	Chesapeake Energy Corp.	(157,920)
(5,208)	Energy XXI Bermuda Ltd. (Bermuda)	(196,237)
(1,150)	Exterran Holdings, Inc.*	(15,537)
(5,966)	Goodrich Petroleum Corp.*	(100,050)
(2,944)	Newpark Resources, Inc.*	(18,724)
(4,423)	Patriot Coal Corp.*	(25,786)
(9,041)	Patterson-UTI Energy, Inc.	(146,193)
(1,638)	Petroquest Energy, Inc.*	(9,894)
(3,000)	Rex Energy Corp.*	(31,530)
(25,957)	SandRidge Energy, Inc.*	(207,396)
(122)	Stone Energy Corp.*	(3,422)
(6,600)	Ultra Petroleum Corp.*	(130,416)
(6,567)	Western Refining, Inc.	(125,101)
		(1,252,326)
	FINANCIALS – (2.2)%
(1,143)	Affiliated Managers Group, Inc.*	(129,868)
(22,800)	Agile Property Holdings Ltd. (China)	(29,798)
(2,247)	Alexandria Real Estate Equities, Inc. - REIT	(168,345)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	SECURITIES SOLD SHORT (CONTINUED)
	COMMON STOCKS (CONTINUED)
	FINANCIALS (CONTINUED)
(2,598)	Amtrust Financial Services, Inc.	$(70,770)
(7,868)	Annaly Capital Management, Inc. - REIT	(128,406)
(3,074)	Aspen Insurance Holdings Ltd. (Bermuda)	(87,056)
(7,337)	Banco Popular Espanol S.A. (Spain)	(23,454)
(119)	Bank of America Corp.	(965)
(18,200)	China Resources Land Ltd. (China)	(35,046)
(3,505)	Citigroup, Inc.	(115,805)
(7,434)	CNO Financial Group, Inc.*	(54,045)
(70,400)	Country Garden Holdings Co., Ltd. (China)*	(30,579)
(1,453)	DFC Global Corp.*	(25,398)
(25,577)	DuPont Fabros Technology, Inc. - REIT	(694,416)
(55,900)	Evergrande Real Estate Group Ltd. (China)*	(32,350)
(8,799)	Forest City Enterprises, Inc. - Class A*	(140,344)
(3,840)	Health Care REIT, Inc. - REIT	(217,574)
(4,913)	KeyCorp	(39,501)
(7,310)	KKR Financial Holdings LLC	(66,375)
(5,159)	Knight Capital Group, Inc. - Class A*	(67,789)
(4,730)	MetLife, Inc.	(170,422)
(5,809)	National Financial Partners Corp.*	(85,683)
(6,025)	PHH Corp.*	(93,387)
(24,000)	Shimao Property Holdings Ltd. (China)	(31,737)
(68,500)	Shui On Land Ltd. (China)	(28,694)
(64,355)	Synovus Financial Corp.	(135,145)
(5,532)	Wintrust Financial Corp.	(199,871)
(98,500)	Yuexiu Property Co., Ltd. (China)	(22,090)
		(2,924,913)
	HEALTH CARE – (0.7)%
(2,310)	Alere, Inc.*	(55,186)
(11,867)	Allscripts Healthcare Solutions, Inc.*	(131,486)
(10,119)	Amarin Corp. PLC - ADR (Ireland)*	(123,553)
(5,400)	Brookdale Senior Living, Inc.*	(102,654)
(6,894)	HealthSouth Corp.*	(154,357)
(1,579)	LifePoint Hospitals, Inc.*	(61,612)
(184)	Medivation, Inc.*	(14,882)
(364)	Molina Healthcare, Inc.*	(9,336)
(3,825)	Omnicare, Inc.	(133,263)
(252)	Salix Pharmaceuticals Ltd.*	(12,449)
(2,152)	Volcano Corp.*	(58,427)
(1,600)	West Pharmaceutical Services, Inc.	(71,840)
		(929,045)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	SECURITIES SOLD SHORT (CONTINUED)
	COMMON STOCKS (CONTINUED)
	INDUSTRIALS – (2.5)%
(3,600)	3M Co.	$(321,696)
(717)	Air Lease Corp.*	(16,864)
(360)	American Science & Engineering, Inc.	(23,512)
(5,326)	Astec Industries, Inc.*	(166,651)
(1,559)	Avis Budget Group, Inc.*	(20,516)
(3,539)	Belden, Inc.	(123,086)
(4,752)	C.H. Robinson Worldwide, Inc.	(283,884)
(1,242)	Caterpillar, Inc.	(127,640)
(2,160)	Cenveo, Inc.*	(6,178)
(3,808)	Ceradyne, Inc.	(96,419)
(428)	Chart Industries, Inc.*	(32,712)
(139,128)	China Shipping Container Lines Co., Ltd. - Class H (China)*	(45,368)
(6,714)	Covanta Holding Corp.	(107,760)
(613)	Cummins, Inc.	(71,004)
(19,925)	DryShips, Inc. (Greece)*	(62,963)
(2,581)	EnerSys*	(90,206)
(11,542)	Fluor Corp.	(666,551)
(6,823)	General Cable Corp.*	(200,869)
(581)	Greenbrier Cos., Inc.*	(10,022)
(5,646)	Hawaiian Holdings, Inc.*	(31,956)
(5,862)	JetBlue Airways Corp.*	(27,845)
(4,743)	Meritor, Inc.*	(30,877)
(2,060)	Navistar International Corp.*	(69,937)
(1,815)	Polypore International, Inc.*	(67,790)
(2,535)	Regal-Beloit Corp.	(171,467)
(6,053)	Swift Transportation Co.*	(63,496)
(3,412)	United Continental Holdings, Inc.*	(74,791)
(1,444)	Wabash National Corp.*	(12,086)
(5,341)	WESCO International, Inc.*	(354,589)
		(3,378,735)
	INFORMATION TECHNOLOGY – (0.5)%
(115)	AOL, Inc.*	(2,880)
(2,222)	Ciena Corp.*	(32,930)
(284)	DealerTrack Holdings, Inc.*	(8,472)
(609)	Electronic Arts, Inc.*	(9,366)
(3,773)	iGATE Corp.*	(73,423)
(5,792)	Microchip Technology, Inc.	(204,689)
(15,645)	Micron Technology, Inc.*	(103,101)
(1,295)	Novellus Systems, Inc.*	(60,541)
(4,462)	VeriSign, Inc.*	(183,433)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	SECURITIES SOLD SHORT (CONTINUED)
	COMMON STOCKS (CONTINUED)
	INFORMATION TECHNOLOGY (CONTINUED)
(738)	WebMD Health Corp.*	$(16,789)
		(695,624)
	MATERIALS – (0.4)%
(790)	AMCOL International Corp.	(26,038)
(2,533)	AngloGold Ashanti Ltd. - ADR (South Africa)	(87,085)
(2,588)	ArcelorMittal (Luxembourg)	(44,850)
(9,680)	Cemex S.A.B. de C.V. - ADR (Mexico)*	(69,986)
(1,211)	Freeport-McMoRan Copper & Gold, Inc.	(46,381)
(2,613)	Horsehead Holding Corp.*	(29,344)
(16,038)	Jiangxi Copper Co., Ltd. - Class H (China)	(38,779)
(2,068)	Kaiser Aluminum Corp.	(108,715)
(2,218)	Sterlite Industries India Ltd. - ADR (India)	(18,166)
(8,289)	Stillwater Mining Co.*	(88,941)
(255)	United States Steel Corp.	(7,224)
		(565,509)
	TELECOMMUNICATION SERVICES – (0.1)%
(156)	Level 3 Communications, Inc.*	(3,597)
(2,873)	SBA Communications Corp. - Class A*	(154,395)
		(157,992)
	TOTAL COMMON STOCKS (Proceeds $13,604,566)	(13,832,088)

	EXCHANGE-TRADED FUNDS – (8.3)%
(2,772)	Consumer Discretionary Select Sector SPDR Fund - ETF	(126,431)
(4,491)	Consumer Staples Select Sector SPDR Fund - ETF	(153,458)
(621)	CurrencyShares Japanese Yen Trust - ETF*	(76,482)
(15,211)	Industrial Select Sector SPDR Fund - ETF	(562,503)
(9,718)	iShares Barclays 20+ Year Treasury Bond Fund - ETF	(1,140,116)
(1,496)	iShares Dow Jones Transportation Average Index Fund - ETF	(139,323)
(20,000)	iShares iBoxx $High Yield Corporate Bond Fund - ETF	(1,824,000)
(24,012)	iShares MSCI Emerging Markets Index Fund - ETF	(1,013,306)
(2,525)	iShares MSCI South Korea Index Fund - ETF	(149,581)
(4,277)	iShares PHLX SOX Semiconductor Sector Index Fund - ETF	(239,982)
(2,156)	iShares S&P MidCap 400 Index Fund - ETF	(213,142)
(7,192)	Market Vectors Semiconductor ETF - ETF*	(248,771)
(2,704)	Materials Select Sector SPDR Fund - ETF	(99,156)
(19,093)	Powershares QQQ Trust Series 1 - ETF	(1,274,649)
(7,129)	SPDR S&P 500 ETF Trust - ETF	(996,420)
(5,257)	SPDR S&P MidCap 400 ETF Trust - ETF	(947,311)
(42,359)	Technology Select Sector SPDR Fund - ETF	(1,262,298)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Shares		Value

	SECURITIES SOLD SHORT (CONTINUED)
	EXCHANGE-TRADED FUNDS (CONTINUED)
(21,600)	United States Natural Gas Fund LP - ETF*	$(354,672)
(2,677)	Vanguard Small-Cap Growth ETF - ETF	(230,490)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $10,902,254)	(11,052,091)

Number of Contracts		Value

	WRITTEN OPTION CONTRACTS – (0.1)%
	CALL OPTIONS – 0.0%
	COMMODITY – 0.0%
	Natural Gas
(40)	Exercise Price: $4.50, Expiration Date: July 27, 2012	(1,480)
(17)	Exercise Price: $3.40, Expiration Date: May 26, 2012	(306)
		(1,786)
	EQUITY – 0.0%
(30)	Citigroup, Inc. Exercise Price: $35.00, Expiration Date: May 19, 2012	(690)
(1)	DealerTrack Holdings, Inc. Exercise Price: $35.00, Expiration Date: June 16, 2012	(65)
(48)	GNC Holdings, Inc. - Class A Exercise Price: $40.00, Expiration Date: May 19, 2012	(4,080)
(16)	MDC Holdings, Inc. Exercise Price: $27.00, Expiration Date: May 21, 2012	(2,720)
(39)	MetLife, Inc. Exercise Price: $36.00, Expiration Date: May 19, 2012	(3,042)
	Targacept, Inc.
(30)	Exercise Price: $7.50, Expiration Date: August 18, 2012	(450)
(27)	Exercise Price: $7.50, Expiration Date: May 19, 2012	—
(16)	VeriFone Systems, Inc. Exercise Price: $57.50, Expiration Date: May 19, 2012	(160)
		(11,207)
	INDEX – 0.0%
(62)	Chicago Board Options Exchange SPX Volatility Index Exercise Price: $25.00, Expiration Date: May 17, 2012	(2,480)

	TOTAL CALL OPTIONS (Proceeds $40,000)	(15,473)

	PUT OPTIONS – (0.1)%
	EQUITY – (0.1)%
(17)	C.H. Robinson Worldwide, Inc. Exercise Price: $60.00, Expiration Date: May 19, 2012	(2,091)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Number of Contracts		Value

	SECURITIES SOLD SHORT (CONTINUED)
	WRITTEN OPTION CONTRACTS (CONTINUED)
	PUT OPTIONS (CONTINUED)
	EQUITY (CONTINUED)
	Fluor Corp.
(31)	Exercise Price: $52.50, Expiration Date: May 19, 2012	$(1,488)
(17)	Exercise Price: $50.00, Expiration Date: May 19, 2012	(340)
	iShares Russell 2000 Index Fund
(250)	Exercise Price: $75.00, Expiration Date: May 19, 2012	(5,250)
(250)	Exercise Price: $73.00, Expiration Date: May 19, 2012	(3,000)
(12)	MDC Holdings, Inc. Exercise Price: $24.00, Expiration Date: May 19, 2012	(240)
	SPDR S&P 500 ETF Trust
(300)	Exercise Price: $120.00, Expiration Date: July 21, 2012	(23,100)
(400)	Exercise Price: $120.00, Expiration Date: June 16, 2012	(11,200)
(250)	Exercise Price: $115.00, Expiration Date: June 16, 2012	(4,000)
(18)	VeriFone Systems, Inc. Exercise Price: $49.00, Expiration Date: May 19, 2012	(5,130)
(20)	Weight Watchers International, Inc. Exercise Price: $70.00, Expiration Date: May 19, 2012	(3,120)
		(58,959)
	INDEX – 0.0%
(12)	Russell 2000 Index Exercise Price: $755.00, Expiration Date: May 19, 2012	(2,676)

	TOTAL PUT OPTIONS (Proceeds $160,896)	(61,635)

	TOTAL WRITTEN OPTION CONTRACTS (Proceeds $200,896)	(77,108)

Principal Amount		Value

	SHORT-TERM INVESTMENTS – (0.4)%
	REVERSE REPURCHASE AGREEMENTS – (0.4)%
	Agreement with J.P. Morgan
€(195,484)	(0.300)%, 5/8/2012. Dated 4/25/2012. Collateral received on Spain Government Bond 5.500%, 4/30/2021. Buy/Sell Back Transaction. Repurchase proceeds are €195,502.	(258,762)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

Principal Amount		Value

	SECURITIES SOLD SHORT (CONTINUED)
	SHORT-TERM INVESTMENTS (CONTINUED)
	REVERSE REPURCHASE AGREEMENTS (CONTINUED)
	Agreement with J.P. Morgan (Continued)
€(203,674)	(0.250)%, 5/8/2012. Dated 4/20/2012. Collateral received on Spain Government Bond 5.500%, 4/30/2021. Buy/Sell Back Transaction. Repurchase proceeds are €203,692.	$(269,602)
		(528,364)
	SHORT-TERM INVESTMENTS (Proceeds $527,505)	(528,364)

	TOTAL SECURITIES SOLD SHORT (Proceeds $44,686,116)	$(45,387,815)

ADR – American Depository Receipt
ARS – Argentinean Peso
CHF – Swiss Franc
ETN – Exchange Traded Note
GDR – Global Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trusts
€ – Euro

*	Non-income producing security.
†	Illiquid security.
1	Callable.
2	144A restricted security.
3	Variable, floating or step rate security.
4	Convertible security.
5	Security is in default.
6
All or a portion of this security is segregated as collateral for securities sold short.  The aggregate value of segregated securities is $36,771,370.  Cash is held to cover the remaining amount of securities sold short.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

SWAP CONTRACTS
CREDIT DEFAULT SWAPS

	Pay/(a)					Premium	Unrealized
Counterparty/	Receive	Fixed	Expiration		Notional	Paid	Appreciation/
Reference Entity	Fixed Rate	Rate	Date	Ccy	Amount	(Received)	(Depreciation)
Goldman Sachs
Markit CDX.NA
High Yield Series 18 Index	Receive	5.00%	6/20/17		$2,000,000	$(106,250)	$53,917
J.P. Morgan
Australia Government Bond
6.50%, 5/15/2013	Pay	1.00	9/20/16		6,000,000	(85,618)	(10,601)
6.50%, 5/15/2013	Pay	1.00	12/20/16		5,950,000	(74,277)	(14,131)
Belgium Government Bond
4.25%, 9/28/2014	Pay	1.00	3/20/17		1,335,000	83,265	4,350
4.25%, 9/28/2014	Pay	1.00	6/20/17		1,335,000	84,288	9,482
Best Buy Co., Inc.
5.50%, 3/15/2021	Pay	1.00	6/20/17		438,000	70,541	19,706
Brazilian Government International Bond
12.25%, 3/6/2030	Pay	1.00	6/20/17		10,922,000	100,586	15,103
Commonwealth Bank of Australia
4.38%, 2/17/2014	Pay	1.00	3/20/17		175,000	(2,572)	173
First Data Corp.
9.88%, 9/24/2015	Pay	5.00	6/20/16		407,000	69,352	(27,342)
France Government Bond
4.25%, 4/25/2019	Receive	0.25	6/20/17		2,945,000	(231,865)	(4,406)
JC Penny Corp., Inc.
6.38%, 10/15/2036	Pay	1.00	6/20/17		864,000	89,999	21,665
Jones Group, Inc.
5.13%, 11/15/2014	Pay	1.00	6/20/16		287,800	32,694	(3,693)
Kazakhstan Government International Bond
11.13%, 5/11/2007	Pay	1.00	9/20/16		318,000	10,812	2,479
11.13%, 5/11/2007	Pay	1.00	12/20/16		600,000	42,297	(14,298)
Markit CDX.NA
High Yield Series 16 Index	Receive	5.00	6/20/16		4,850,000	(483,375)	505,035
Markit CDX.NA
High Yield Series 17 Index	Receive	5.00	12/20/16		11,640,000	(257,288)	91,223
Markit iTraxx Europe
Series 9 Version 1 Index	Pay	0.25	6/20/15		€8,193,000	(113,397)	89,997
Markit iTraxx Europe Crossover
Series 17 Version 1 Index	Receive	5.00	6/20/17		828,000	(44,624)	(13,199)
Philippine Government International Bond
10.63%, 3/16/2025	Pay	1.00	6/20/16		$500,000	7,976	(3,883)
Poland Government International Bond
5.25%, 1/15/2014	Pay	1.00	6/20/17		2,117,000	97,223	5,662

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

SWAP CONTRACTS (Continued)
CREDIT DEFAULT SWAPS (Continued)

	Pay/(a)					Premium	Unrealized
Counterparty/	Receive	Fixed	Expiration		Notional	Paid	Appreciation/
Reference Entity	Fixed Rate	Rate	Date	Ccy	Amount	(Received)	(Depreciation)
J.P. Morgan (Continued)
Republic of Korea
4.88%, 9/22/2014	Pay	1.00%	9/20/16		$2,100,000	$36,560	$(31,970)
4.88%, 9/22/2014	Pay	1.00	12/20/16		2,950,000	88,685	(76,876)
4.88%, 9/22/2014	Pay	1.00	3/20/17		2,589,000	69,604	(53,050)
4.88%, 9/22/2014	Pay	1.00	6/20/17		970,000	9,283	(742)
Rite Aid Corp.
7.70%, 2/15/2027	Receive	5.00	6/20/14		472,000	(47,200)	52,278
South Africa Government International Bond
6.50%, 6/2/2014	Pay	1.00	6/20/16		1,000,000	11,187	1,503
6.50%, 6/2/2014	Pay	1.00	3/20/17		4,300,000	154,738	(54,659)
SUPERVALU, Inc.
8.00%, 5/01/2016	Receive	5.00	6/20/17		428,000	(62,060)	5,395
United Kingdom Gilt
4.25%, 6/7/2032	Pay	1.00	9/20/16		400,000	(2,915)	(5,839)
4.25%, 6/7/2032	Pay	1.00	12/20/16		3,090,000	(30,424)	(34,159)
4.25%, 6/7/2032	Pay	1.00	3/20/17		2,190,000	(39,267)	(4,397)
4.25%, 6/7/2032	Pay	1.00	6/20/17		8,307,000	(148,947)	(8,585)
4.25%, 6/7/2032	Pay	1.00	6/20/21		500,000	(8,904)	1,138
4.25%, 6/7/2032	Pay	1.00	9/20/21		1,060,000	(10,210)	(5,960)
4.25%, 6/7/2032	Pay	1.00	12/20/21		470,000	(3,746)	(3,297)
TOTAL CREDIT DEFAULT SWAPS						$(693,848)	$508,019

a
If Palmer Square Absolute Return Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument.  If Palmer Square Absolute Return Fund is receiving a fixed rate, Palmer Square Absolute Return Fund acts as guarantor of the variable instrument.

EQUITY SWAPS
Counterparty/ Reference Index	Pay/Receive Total Return on Reference Index	Financing Rate	Maturity Date	Notional Amount	Number of Shares/Units	Unrealized Appreciation(Depreciation)
J.P. Morgan
Commonwealth Bank of Australia	Pay	0.74%	4/29/13	$22,607	432	$(787)
National Australia Bank Ltd.	Pay	0.74	4/29/13	22,542	879	(566)
TOTAL EQUITY SWAPS						$(1,353)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

SWAP CONTRACTS (Continued)
INTEREST RATE SWAPS

		Pay/					Premium	Unrealized
Counterparty/		Receive	Fixed	Expiration		Notional	Paid	Appreciation/
Floating Rate Index		Fixed Rate	Rate	Date	Ccy	Amount	(Received)	(Depreciation)
J.P. Morgan
28-Day-MXN-TIIE-Banxico		Pay	0.00%	6/12/17	MXN	37,260,000	$-	$14,878
3-Month ZAR-JIBAR-SAFEX		Pay	0.00	6/18/17	ZAR	3,726,000	-	(725)
3-Month ZAR-JIBAR-SAFEX		Pay	0.00	6/18/17	ZAR	3,726,000	-	(1,331)
6-Month HUF-BUBOR-Reuters		Pay	0.00	6/18/22	HUF	68,305,000	-	(4,730)
6-Month HUF-BUBOR-Reuters		Pay	0.00	6/18/22	HUF	51,750,000	-	(755)
6-Month JPY-LIBOR		Receive	0.34	5/31/16	JPY	500,000,000	-	(12,440)
6-Month JPY-LIBOR		Receive	0.34	5/31/16	JPY	49,500,000	-	(4,252)
6-Month JPY-LIBOR		Receive	0.34	5/31/16	JPY	54,000,000	-	(5,416)
6-Month JPY-LIBOR		Receive	0.34	5/31/16	JPY	45,160,000	-	(3,626)
6-Month JPY-LIBOR		Receive	0.34	5/31/16	JPY	360,000,000	-	(15,759)
6-Month JPY-LIBOR		Receive	0.34	5/31/16	JPY	105,000,000	-	(10,989)
6-Month JPY-LIBOR		Receive	0.34	5/31/16	JPY	49,500,000	-	(4,793)
6-Month JPY-LIBOR		Receive	0.34	5/31/16	JPY	8,440,000	-	(378)
6-Month PLN-WIBOR-WIBO		Pay	0.00	8/16/22	PLN	3,310,000	-	(5,662)
1-Year BRL-CDI		Receive	0.23	1/2/13	BRL	11,716,585	-	16,377
10-Year CPURNSA		Pay	2.57	10/18/21		$214,000	-	2,090
TOTAL INTEREST RATE SWAPS							$-	$(37,511)

SWAPTIONS
CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty/		Buy/Sell	Exercise	Expiration		Notional		Market
Description		Protection	Price	Date		Amount	Premium	Value
J.P. Morgan
OTC CDX.NA.HY - 18
Call - 5 Year Index		Sell	$100	5/17/12		$(5,000,000)	$(10,500)	$(566)
Call - 5 Year Index		Sell	95	5/17/12		(2,000,000)	(22,000)	(38,104)
Call - 5 Year Index		Sell	97	5/17/12		(5,000,000)	(25,000)	(30,961)
Put - 5 Year Index		Sell	92	5/17/12		(5,000,000)	(24,000)	(4,995)
TOTAL CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES							$(81,500)	$(74,626)

CROSS-CURRENCY INTEREST RATE SWAPTIONS

Counterparty/	Floating Rate	Pay/Receive Floating	Exercise	Expiration		Notional	Premium	Market
Description	Index	Rate	Rate	Date	Ccy	Amount	Paid	Value
J.P. Morgan
Call - OTC 5-Year					TRY	692,300
3-Month USD-LIBOR-BBA		Receive	9.10%	7/2/12		$430,000	$11,115	$2
Call - OTC 5-Year					TRY	3,800,000
3-Month USD-LIBOR-BBA		Receive	7.10	12/14/12		$2,021,277	75,697	74,705
TOTAL CROSS-CURRENCY INTEREST RATE SWAPTIONS							$86,812	$74,707

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

SWAPTIONS (Continued)
INTEREST RATE SWAPTIONS

Counterparty/	Floating Rate	Pay/Receive Floating	Exercise	Expiration		Notional	Premium	Market
Description	Index	Rate	Rate	Date	Ccy	Amount	Paid	Value
J.P. Morgan
Call - OTC 10-Year	KRW-CD-KSDA-Bloomberg	Receive	4.30%	5/28/13	KRW	2,000,000,000	$48,059	$5,235
Call - OTC 10-Year	KRW-CD-KSDA-Bloomberg	Receive	4.18	7/22/13	KRW	1,050,000,000	26,375	4,790
Call - OTC 10-Year	KRW-CD-KSDA-Bloomberg	Receive	4.25	10/28/13	KRW	9,212,000,000	113,000	46,373
Call - OTC 2-Year	6-Month PLN-WIBOR-WIBO	Receive	4.74	12/3/12	PLN	73,000	16,392	12,731
Put - OTC 3-Year	3-Month USD-LIBOR-BBA	Receive	2.00	10/29/12		$5,000,000	18,500	834
Put - OTC 3-Year	3-Month USD-LIBOR-BBA	Receive	3.00	10/29/13		5,000,000	32,500	6,372
Put - OTC 4-Year	6-Month JPY-LIBOR-BBA	Pay	0.30	9/13/12	JPY	1,288,300,000	17,265	4,267
Put - OTC 5-Year	3-Month USD-LIBOR-BBA	Receive	1.56	5/17/12		$4,140,000	15,318	5,876
Put - OTC 10-Year	3-Month USD-LIBOR-BBA	Receive	5.91	7/8/16		100,000	4,260	1,452
TOTAL INTEREST RATE SWAPTIONS							$291,669	$87,930

INFLATION CAP OPTION

Counterparty/	Exercise	Strike	Expiration	Notional	Premium	Market
Description	Index	Index	Date	Amount	Paid	Value
J.P. Morgan
Cap - OTC CPURNSA Index	Maximum of (Inflation Adjustment - 1.05) or 0	225.922	10/18/21	$1,320,000	$58,080	$46,277
TOTAL INFLATION CAP OPTION					$58,080	$46,277

FOREIGN CURRENCY OPTIONS
Counterparty/ Description	Exercise Price	Expiration Date	Notional Amount	Premium Paid	Market Value
J.P. Morgan
Call - OTC USD versus CNY	$7	11/29/12	$18,090,000	$220,321	$22,891
Call - OTC USD versus JPY	100	2/15/16	5,860,000	206,764	140,906
Call - OTC USD versus JPY	100	3/2/15	550,000	15,194	9,307
Call - OTC USD versus JPY	90	8/1/14	2,345,000	76,587	60,338
Put - OTC AUD versus CNY	1	5/26/12	2,257,000	10,916	9,683
Put - OTC AUD versus CNY	1	5/26/12	2,165,000	24,087	10,478
TOTAL FOREIGN CURRENCY OPTIONS				$553,869	$253,603

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

BRL - Brazilian Real
CNY - Chinese Yuan Renminbi
HUF - Hungarian Forint
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
PLN - Polish Zloty
TRY - Turkish Lira
ZAR - South African Rand
€ – Euro

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

		Currency	Value At		Unrealized
	Currency	Amount	Settlement	Value At	Appreciation
Purchase Contracts	Exchange	Purchased	Date	April 30, 2012	(Depreciation)
Australian Dollar	AUD per USD	540,000	$549,099	$559,565	$10,466
British Pound	GBP per USD	5,081,616	8,093,304	8,244,300	150,996
Czech Republic Koruna	CZK per USD	17,280,000	917,113	916,713	(400)
Euro	EUR per USD	9,133,021	11,998,233	12,092,402	94,169
Hungarian Forint	HUF per USD	155,200,000	690,243	710,891	20,648
Japanese Yen	JPY per USD	459,223,082	5,533,330	5,754,014	220,684
Mexican Peso	MXN per USD	1,820,000	136,650	139,037	2,387
Singapore Dollar	SGD per USD	170,000	136,882	137,385	503
Swiss Franc	CHF per USD	530,000	584,325	584,305	(20)
			28,639,179	29,138,612	499,433

		Currency	Value At		Unrealized
	Currency	Amount	Settlement	Value At	Appreciation
Sale Contracts	Exchange	Sold	Date	April 30, 2012	(Depreciation)
Brazilian Real	BRL per USD	(750,000)	(410,189)	(389,505)	20,684
British Pound	GBP per USD	(3,651,181)	(5,816,545)	(5,923,594)	(107,049)
Czech Republic Koruna	CZK per USD	(22,560,000)	(1,203,948)	(1,196,820)	7,128
Euro	EUR per USD	(10,709,757)	(14,104,055)	(14,180,000)	(75,945)
Hungarian Forint	HUF per USD	(218,400,000)	(979,439)	(1,000,377)	(20,938)
Indonesian Rupiah	IDR per USD	(3,820,599,000)	(414,157)	(415,712)	(1,555)
Japanese Yen	JPY per USD	(371,570,076)	(4,526,747)	(4,656,155)	(129,408)
South African Rand	ZAR per USD	(1,100,000)	(139,486)	(140,421)	(935)
South Korean Won	KRW per USD	(1,012,211,311)	(884,934)	(895,664)	(10,730)
Swiss Franc	CHF per USD	(184,690)	(200,590)	(204,215)	(3,625)
Thai Baht	THB per USD	(2,246,040)	(71,919)	(72,952)	(1,033)
Ukraine Hryvnia	UAH per USD	(9,379,600)	(1,050,000)	(1,164,595)	(114,595)
			(29,802,009)	(30,240,010)	(438,001)

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS			(1,162,830)	(1,101,398)	61,432

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2012

AUD - Australian Dollar
BRL - Brazilian Real
CHF - Swiss Franc
CZK - Czech Republic Koruna
EUR - Euro
GBP - British Pound
HUF - Hungarian Forint
IDR - Indonesian Rupiah
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
SGD - Singapore Dollar
THB - Thai Baht
UAH - Ukraine Hryvnia
ZAR - South African Rand

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SUMMARY OF INVESTMENTS
As of April 30, 2012

Security Type/Sector	Percent of Total Net Assets
Bank Loans	0.7%
Bonds
Asset-Backed Securities	2.3%
Corporate	26.2%
Government	1.3%
Total Bonds	29.8%
Common Stocks
Consumer Discretionary	7.2%
Consumer Staples	1.5%
Energy	2.9%
Financials	2.7%
Health Care	2.2%
Industrials	5.2%
Information Technology	8.8%
Materials	0.6%
Telecommunication Services	0.8%
Utilities	0.0%
Total Common Stocks	31.9%
Preferred Stocks
Consumer Discretionary	0.2%
Consumer Staples	0.1%
Energy	0.8%
Financials	2.2%
Health Care	0.5%
Industrials	0.2%
Total Preferred Stocks	4.0%
Exchange-Traded Funds	1.5%
Purchased Option Contracts
Call Options	0.1%
Put Options	0.2%
Total Purchased Option Contracts	0.3%
Short-Term Investments
Repurchase Agreements	9.1%
Total Investments	77.3%
Other Assets in Excess of Liabilities	22.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2012

Assets:
Repurchase agreements, at value (cost $12,156,071)	$12,204,595
Investments, at value (cost $87,164,280)	90,616,343
Purchased options, at value (cost $662,714)	373,833
Total investments, at value (cost $99,983,065)	103,194,771
Purchased foreign currency and inflation options, at value (cost $611,949)	299,880
Purchased swaptions, at value (cost $378,481)	162,637
Foreign currency, at value (cost $1,012,788)	1,029,593
Cash	77,448,188
Collateral held at custodian for the benefit of brokers	4,375,000
Segregated cash at Broker	215,956
Receivables:
Investment securities sold	13,540,807
Premiums paid on open swap contracts	1,059,089
Unrealized appreciation on open swap contracts	912,452
Unrealized appreciation on forward foreign currency exchange contracts	61,432
Fund shares sold	1,279,838
Dividends and interest	626,052
Prepaid expenses	50,662
Total assets	204,256,357

Liabilities:
Securities sold short, at value (proceeds $43,957,715)	44,782,343
Foreign currency due to custodian, at value (proceeds $66,781)	67,007
Reverse repurchase agreements, at value (proceeds $527,505)	528,364
Written options, at value (proceeds $200,896)	77,108
Written swaptions, at value (proceeds $81,500)	74,626
Payables:
Advisory fees	106,106
Shareholder Servicing fees (Note 6)	12,701
Distribution fees - Class A (Note 7)	6,004
Investment securities purchased	22,369,798
Premiums received on open swap contracts	1,752,938
Unrealized depreciation on open swap contracts	443,297
Dividends and interest on securities sold short	180,881
Fund shares redeemed	150,171
Unrealized depreciation on open future contracts	48,968
Fund accounting fees	28,007
Transfer agent fees and expenses	19,984
Fund administration fees	10,814
Chief Compliance Officer fees	6,956
Variation margin	4,497
Custody fees	3,413
Accrued other expenses	47,315
Total liabilities	70,721,298

Net Assets	$133,535,059

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of April 30, 2012

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	133,886,189
Accumulated net investment loss	(333,068)
Accumulated net realized loss on investments, purchased options, securities sold short, futures, written options, swaptions, swap contracts,
repurchase agreements and foreign currency transactions	(2,518,887)
Net unrealized appreciation (depreciation) on:
Investments	3,465,722
Purchased options	(600,950)
Securities sold short	(824,628)
Futures, written options, swaptions and swap contracts	335,005
Repurchase agreements	47,665
Foreign currency translations	78,011
Net Assets	$133,535,059

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$122,631,808
Shares of beneficial interest issued and outstanding	12,647,218
Offering and redemption price per share	$9.70

Class A Shares:
Net assets applicable to shares outstanding	$10,903,252
Shares of beneficial interest issued and outstanding	1,127,054
Redemption price	9.67
Maximum sales charge (5.75% of offering price)*	0.59
Maximum offering price to public	$10.26

* On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF OPERATIONS
For the Period May 17, 2011* to April 30, 2012

Investment Income:
Dividends (net of foreign tax withholding of $6,142)	$470,593
Interest (net of foreign tax withholding of $18,125)	1,396,944
Total investment income	1,867,537

Expenses:
Advisory fees	1,638,457
Fund accounting fees	138,876
Legal fees	112,895
Administration fees	97,907
Transfer agent fees and expenses	96,364
Shareholder Servicing fees (Note 6)	66,654
Custody fees	66,582
Chief Compliance Officer fees	44,909
Registration fees	39,548
Offering cost	38,719
Trustees' fees and expenses	16,401
Audit fees	14,958
Distribution fees - Class A (Note 7)	8,277
Insurance fees	1,481
Miscellaneous	30,320
Total expenses	2,412,348
Advisory fees waived	(513,554)
Dividends and interest on securities sold short	620,289
Brokerage and tax expense	100,161
Net expenses	2,619,244
Net investment loss	(751,707)

Realized and Unrealized Gain (Loss) on investments, purchased options, securities sold short futures, written options, swaptions, swap contracts, repurchase agreements and foreign currency:
Net realized gain (loss) on:
Investments	(864,400)
Purchased options	(2,583,008)
Securities sold short	(1,644,115)
Futures, written options, swaptions and swap contracts	2,707,964
Repurchase agreements	56,162
Foreign currency transactions	(366,077)
Net realized loss	(2,693,474)
Net change in unrealized appreciation/depreciation on:
Investments	3,465,722
Purchased options	(600,950)
Securities sold short	(824,628)
Futures, written options, swaptions and swap contracts	335,005
Repurchase agreements	47,665
Foreign currency translations	78,011
Net change in unrealized appreciation/depreciation	2,500,825
Net realized and unrealized loss on investments, purchased options, securities sold short, futures, written options, swaptions, swap contracts,
repurchase agreements and foreign currency	(192,649)

Net Decrease in Net Assets from Operations	$(944,356)

* Commencement of operations

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
May 17, 2011*
to April 30, 2012
Increase in Net Assets from:
Operations:
Net investment loss	$(751,707)
Net realized loss on investments, purchased options, securities sold short,
futures, written options, swaptions, swap contracts, and foreign currency	(2,693,474)
Net change in unrealized appreciation/depreciation on investments, purchased options, securities sold short, futures, written options, swaptions,
swap contracts, repurchase agreements and foreign currency	2,500,825
Net decrease in net assets resulting from operations	(944,356)

Capital Transactions:
Net proceeds from shares sold:
Class I	147,840,169
Class A	12,379,419
Cost of shares redeemed:
Class I	(24,286,972)
Class A	(1,453,201)
Net increase from capital transactions	134,479,415

Total increase in net assets	133,535,059

Net Assets:
Beginning of period	-
End of period	$133,535,059

Accumulated net investment loss	$(751,707)

Capital Share Transactions:
Shares sold:
Class I	15,177,432
Class A	1,278,545
Shares redeemed:
Class I	(2,530,214)
Class A	(151,491)
Net increase in capital share transactions	13,774,272

* Commencement of operations

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF CASH FLOWS
For the Period May 17, 2011* to April 30, 2012

Increase/(Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(944,356)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(317,040,770)
Sales of long-term portfolio investments	228,928,557
Securities sold short	245,883,260
Cover short securities	(200,403,038)
Purchases of short-term securities	(132,330,052)
Sales of short-term securities	115,928,946
Increase in investment securities sold receivable	(13,540,807)
Increase in premiums paid on open swap contracts	(1,059,089)
Increase in dividends and interest receivable	(626,052)
Increase in prepaid expenses	(50,662)
Increase in advisory fees	106,106
Increase in Shareholder Servicing fees	12,701
Increase in Distribution fees	6,004
Increase in investment securities purchased	22,369,798
Increase in premiums received on open swap contracts	1,752,938
Increase in dividends on securities sold short and interest expense	180,881
Increase in fund accounting fees	28,007
Increase in transfer agent fees	19,984
Increase in administration fees	10,814
Increase in Chief Compliance Officer fees	6,956
Increase in custody fees	3,413
Increase in accrued other expenses	47,315
Net amortization on investments	100,139
Net realized loss	2,732,771
Net change in unrealized appreciation/depreciation	(2,471,782)
Net cash used for operating activities	(50,348,018)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	158,939,750
Cost of shares redeemed	(25,590,002)
Net cash provided by financing activities	133,349,748

Net increase in cash	83,001,730

Cash:
Beginning of period	-
End of period	$83,001,730

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS – Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	May 17, 2011*
	to April 30, 2012

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss	(0.08)	1
Net realized and unrealized loss on investments and foreign currency	(0.22)
Total from investment operations	(0.30)

Net asset value, end of period	$9.70

Total return	(3.00)%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	122,632

Ratio of expenses to average net assets:
Before fees waived	3.72%	3, 4
After fees waived	3.11%	3, 4
Ratio of expenses to average net assets (excluding
dividends and interest expense on securities sold short):
Before fees waived	2.86%	3
After fees waived	2.25%	3
Ratio of net investment loss to average net assets:
Before fees waived	(1.49)%	3, 5
After fees waived	(0.88)%	3, 5
Portfolio turnover rate	490%	3, 6

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Not annualized.
3	Annualized.
4	Includes dividends on securities sold short and interest expense.
5
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.64)%; the ratio of net investment income to average net assets after fees waived would have been (0.03)%.

6
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.  Had the turnover ratio included cash, options and related derivative trading activities, the Fund’s advisor believes the ratio would have been lowered.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS – Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	May 17, 2011*
	to April 30, 2012

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss	(0.10)	1
Net realized and unrealized loss on investments and foreign currency	(0.23)
Total from investment operations	(0.33)

Net asset value, end of period	$9.67

Total return	(3.30)%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	10,903

Ratio of expenses to average net assets:
Before fees waived	3.97%	3, 4
After fees waived	3.36%	3, 4
Ratio of expenses to average net assets (excluding
dividends and interest expense on securities sold short):
Before fees waived	3.11%	3
After fees waived	2.50%	3
Ratio of net investment loss to average net assets:
Before fees waived	(1.74)%	3, 5
After fees waived	(1.13)%	3, 5
Portfolio turnover rate	490%	3, 6

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Not annualized.
3	Annualized.
4	Includes dividends on securities sold short and interest expense.
5
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.89)%; the ratio of net investment income to average net assets after fees waived would have been (0.28)%.

6
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.  Had the turnover ratio included cash, options and related derivative trading activities, the Fund’s advisor believes the ratio would have been lowered.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2012

Note 1 – Organization
Palmer Square Absolute Return Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets.  The Fund commenced investment operations on May 17, 2011, with two classes of shares, Class I and Class A.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded.  The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements
The Fund may enter into transactions with financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or relevant Sub-Advisor pursuant to term repurchase agreements.  Pursuant to such agreements, the Fund agrees to sell (“seller”) to the other party (“buyer”) securities or financial instruments against the payment of the purchase price by buyer to seller, with a simultaneous agreement by the buyer to resell securities equivalent to such securities at a mutually agreed upon date or on demand and price (“sell/buy back transactions”).  The Fund as seller is required to provide collateral to buyer equal to the value of the underlying securities of the repurchase price under the agreement.  The Fund may also enter into such transactions as buyer (“buy/sell back transactions”).  The repurchase price generally equals the purchase price plus negotiated interest rates.  In a sell/buy back transaction, the seller transfers securities to buyer against the payment of the purchase price by buyer.  On the repurchase date, buyer transfers to seller equivalent securities against the payment of the repurchase price by seller.  If the counterparty defaults on its repurchase obligation, the Fund will suffer a loss to the extent that price of the underlying securities are less than the proceeds held by the counterparty.  Bankruptcy or insolvency of the defaulting counterparty may cause the Fund's rights with respect to such securities or proceeds to be delayed or limited.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility.  In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.  The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

The Fund may also enter into the purchase or sale of related caps, floors and collars.  The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date.  Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks.  For example, interest rate swaps may be offset with "caps," "floors" or "collars".  A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount.  A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount.  A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Transactions in option contracts written for the period May 17, 2011 through April 30, 2012 were as follows:
	Number of Contracts	Premiums Received
Outstanding at May 17,2011 (commencement of operations)	-	$-
Options written	163,862,317	5,507,770
Options terminated in closing purchasing transactions	(109,881,676)	(2,663,410)
Options expired	(34,976,690)	(2,286,145)
Options exercised	(2,002,048)	(275,819)
Outstanding at April 30, 2012	17,001,903	$(282,396)

(g) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.  When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments.  The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction.  Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.  There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

The Fund had the following futures contracts open at April 30, 2012:
Number of Contracts	Description	Expiration Date	Unrealized Appreciation (Depreciation)
8	CBOE VIX	May, 2012	$(15,058)
(6)	EURO STOXX 50	June, 2012	(2,046)
(2)	JPN 10Y Bond	June, 2012	(24,299)
(20)	S&P 500 E-mini	June, 2012	(2,160)
15)	SGX FTSE China A50	May, 2012	(188)
(3)	South African Index	June, 2012	(575)
(8)	US 10YR Note (CBT)	June, 2012	(4,642)
			$(48,968)

(h) Exchange Traded Notes
Exchange Traded Notes “ETNs” are debt securities that combine certain aspects of Exchange Traded Funds “ETFs” and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(i) Total Return Swap Contracts
The Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries.  To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty.  Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss.  Payments received or made are recorded as realized gains or losses.  The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities.  The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.  The fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(j) Credit Default Swap Contracts
The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities.  In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity.  Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration.  An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books.  An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books.  Periodic payments received or paid by the fund are recorded as realized gains or losses.  The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss.  Upon the occurrence of a credit event, the difference between the par value and market

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations.  The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(k) Interest Rate Swap Contracts
The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rates and gain exposure on interest rates.  An interest rate swap can be purchased or sold with an upfront premium.  An upfront payment received by the fund is recorded as a liability on the fund’s books.  An upfront payment made by the fund is recorded as an asset on the fund’s books.  Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss.  Payments received or made are recorded as realized gains or losses.  The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.  The fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(l) Currency Swap Contracts
The Fund may enter into currency swap agreements, which are similar to interest rate swaps except that they involve multiple currencies.  The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency.  Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed.  Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

(m) Other
The Fund may purchase participations in commercial loans.  Such investments may be secured or unsecured.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

amounts will be repaid).  To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(n) Counterparty Risks
The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions.  Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.  The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties.  The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.  Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.  Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty.  The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties.  The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination.  Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(o) Securities Lending
The Fund may engage in securities lending.  The loans are secured by collateral.  During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral.  The cash collateral is maintained on the Fund's behalf.  Loans are subject to termination at the option of the borrower of the security.  Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower.  The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2012, the Fund had no securities on loan.

(p) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $40,667, which are being amortized over a one-year period from May 17, 2011 (commencement of operations).

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms.  At April 30, 2012 such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities.  Also in conjunction with the use of short sales, options, futures contracts, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty.  At April 30, 2012 these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(q) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010.  The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.  In general, the provisions of the Act will be effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS stature of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(r) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.95% of the Fund’s average daily net assets.  The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.25% and 2.50% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively.  This agreement is effective until August 31, 2012, and may be terminated by the Trust’s Board of Trustees.

For the period May 17, 2011 (commencement of operations) through April 30, 2012, the Advisor waived $513,554 of its advisory fees.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  At April 30, 2012, the amount of these potentially recoverable expenses was $513,554.

The Advisor engages investment managers (“sub-advisors”) to manage the Fund.  The Advisor compensates each sub-advisor out of the investment advisory fees the Advisor receives from the Fund.

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMBFS also serves as the Fund’s transfer agent.  JP Morgan Chase Bank, N.A. (“JPM”) serves as the Fund’s custodian.

For the period May 17, 2011 (commencement of operations) through April 30, 2012, the Fund’s distributor retained $8,656 in commissions.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period May 17, 2011 (commencement of operations) through April 30, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period May 17, 2011 (commencement of operations) through April 30, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At April 30, 2012, the cost of securities and proceeds from securities sold short, on a tax basis and gross unrealized appreciation and (depreciation) on investments and securities sold short for federal income tax purposes were as follows:

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

Cost of investments	$100,797,980

Proceeds from securities sold short	$(44,103,755)

Gross unrealized appreciation	$5,642,161
Gross unrealized depreciation	(4,538,612)
Net unrealized appreciation on investments and securities sold short	$1,103,549

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended April 30, 2012, permanent differences in book and tax accounting have been reclassified to paid in capital, undistributed net investment loss and accumulated net realized loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Loss
$ (593,226)	$ 418,639	$ 174,587

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$168,343
Undistributed long-term capital gains	-
Accumulated earnings	168,343

Accumulated capital and other losses	(1,115,004)
Other accumulated losses	(508,018)
Unrealized appreciation	1,103,549
Tax accumulated earnings/(deficit)	$(351,130)

As of April 30, 2012, the Fund had short-term capital loss carryover of $1,115,004.  To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 - Investment Transactions
For the period May 17, 2011 (commencement of operations) through April 30, 2012, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options, securities sold short, and swap contracts, were $317,040,770 and $228,928,557, respectively.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

For the period May 17, 2011 (commencement of operations) through April 30, 2012 shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the period May 17, 2011 (commencement of operations) through April 30, 2012, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$-	$885,536	-	$885,536
Corporate Bonds	-	39,814,077	-	39,814,077
Common Stock
Consumer Discretionary	9,642,838	-	-	9,642,838
Consumer Staples	2,050,498	-	-	2,050,498
Energy	3,868,486	-	-	3,868,486
Financials	3,642,544	-	-	3,642,544
Health Care	2,884,950	-	-	2,884,950
Industrials	6,892,773	-	-	6,892,773
Information Technology	11,674,557	-	-	11,674,557
Materials	751,424	-	-	751,424
Telecommunication Services	1,084,222	23,335	-	1,107,557
Utilities	10,622	-	-	10,622
Preferred Stocks
Consumer Discretionary	-	289,576	-	289,576
Consumer Staples	-	181,499	-	181,499
Energy	-	991,497	-	991,497
Financials	399,171	2,545,802	-	2,944,973
Health Care	-	667,744	-	667,744
Industrials	-	289,831	-	289,831
Exchange Traded Funds	2,025,361	-	-	2,025,361
Purchased Call Options	85,898	-	-	85,898
Purchased Put Options	287,935	-	-	287,935
Repurchase Agreements	-	12,204,595	-	12,204,595
Total	45,301,279	57,893,492	-	103,194,771

Liabilities	Level 1	Level 2	Level 3	Total
Corporate Bonds	-	19,898,164	-	19,898,164
Common Stock
Consumer Discretionary	3,704,587	-	-	3,704,587
Consumer Staples	223,357	-	-	223,357
Energy	1,252,326	-	-	1,252,326
Financials	2,924,913	-	-	2,924,913
Health Care	929,045	-	-	929,045
Industrials	3,378,735	-	-	3,378,735
Information Technology	695,624	-	-	695,624
Materials	565,509	-	-	565,509

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

Liabilities (Continued)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,052,091	$-	-	$11,052,091
Written Call Options	15,473	-	-	15,473
Written Put Options	61,635	-	-	61,635
Reverse Repurchase Agreements	-	528,364	-	528,364
Total	24,803,295	20,426,528	-	45,229,823

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Credit Default Swaps	-	508,019	-	508,019
Equity Swaps	-	(1,353)	-	(1,353)
Interest Rate Swaps	-	(37,511)	-	(37,511)
Credit Default Swaptions on Credit Indices	-	(74,626)	-	(74,626)
Cross-Currency Interest Rate Swaptions	-	74,707	-	74,707
Interest Rate Swaptions	-	87,930	-	87,930
Inflation Cap	-	46,277	-	46,277
Foreign Currency Options	-	253,603	-	253,603
Foreign Currency Contracts	-	61,432	-	61,432
Futures	(48,968)	-	-	(48,968)
Total Other Financial Instruments	$(48,968)	$918,478	-	$869,510

*
Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swaps contracts.  Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.  The Fund invested in options during the period May 17, 2011 (commencement of operations) through April 30, 2012.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of April 30, 2012 by risk category are as follows:

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Fair value	Statement of Asset and Liabilities Location	Fair value
Equity contracts	Purchased options, at fair value	$673,713	Written options, at fair value	$77,108
Credit contracts	Unrealized appreciation on open swap contracts	912,452	Unrealized depreciation on open swap contracts	443,297
	Purchased swaptions, at fair value	162,637	Written swaptions, at fair value	74,626
Future contracts	N/A	N/A	Variation Margin Payable on Futures Contracts	4,497
Foreign currency exchange contracts	at fair value	61,432	N/A	N/A
Total		$1,810,234		$599,528

The effects of derivative instruments on the Statement of Operations for the period May 17, 2011 (commencement of operations) through April 30, 2012 are as follows:

	Amount of Realized Gain/(Loss) on Derivatives
Derivatives not designated as hedging instruments	Purchased Options	Written Options	Swaptions	Swap Contracts	Futures Contracts	Foreign Currency Transactions	Total
Equity contracts	$(2,583,008)	$2,053,729	$-	$-	$-	$-	$(529,279)
Credit contracts	-	-	248,860	405,623	(249)	(366,077)	288,157
Total	$(2,583,008)	$2,053,729	$248,860	$405,623	$(249)	$(366,077)	$(241,122)

	Change in Unrealized Gain/(Loss) on Derivatives
Derivatives not designated as hedging instruments	Purchased Options	Written Options	Swaptions	Swap Contracts	Futures Contracts	Foreign Currency Translations	Total
Equity contracts	$(600,950)	$123,788	$-	$-	$-	$-	$(477,162)
Credit contracts	-	-	(208,970)	469,155	(48,968)	78,011	289,228
Total	$(600,950)	$123,788	$(208,970)	$469,155	$(48,968)	$78,011	$(187,934)

Note 11 – Recently Issued Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2011-04 may have on the Fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 related Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2012

to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Palmer Square Absolute Return Fund (the “Fund”), a series of Investment Manager Series Trust, including the schedule of investments, as of April 30, 2012, and the related statement of operations, cash flows, changes in net assets, and the financial highlights for the period May 17, 2011 (commencement of operations) to April 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Palmer Square Absolute Return Fund as of April 30, 2012, and the results of its operations, its cash flows, changes in its net assets and its financial highlights for the period May 17, 2011 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 28, 2012

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	47	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	47	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996)	47	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	47	None

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006)	47	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Palmer Square Absolute Return Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2012

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 11/1/11 to 4/30/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period* 11/1/11 – 4/30/12
Class I
Actual Performance	$1,000.00	$1,014.60	$16.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,008.63	$16.44

Class A
Actual Performance	$1,000.00	$1,011.50	$17.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,007.78	$17.28

*
Expenses are equal to the Fund’s annualized expense ratio of 3.29% and 3.46% for Class I and Class A, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Investment Advisor
Palmer Square Capital Management LLC
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, Texas 75254

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Absolute Return Fund - Class A Shares	PSQAX	461418 469
Palmer Square Absolute Return Fund - Class I Shares	PSQIX	461418 451

Privacy Principles of the Palmer Square Absolute Return Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Absolute Return Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at 866-933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at 866-933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at 866-933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Palmer Square Absolute Return Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 866-933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2012	FYE 04/30/2011
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2012	FYE 04/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2012	FYE 04/30/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	July 6, 2012

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	July 6, 2012